(Evergreen logo)

EVERGREEN LIMITED DURATION FUND

200 Berkeley Street

Boston, MA 02116-5034

August 6, 2007

Dear Shareholder,

As a shareholder of Evergreen Limited Duration Fund (“Limited Duration Fund”), you are invited to vote on a proposal to merge Limited Duration Fund into Evergreen Ultra Short Opportunities Fund (“Ultra Short Opportunities Fund”), another mutual fund within the Evergreen family of funds (the “Merger”).  The Board of Trustees of Evergreen Select Fixed Income Trust has unanimously approved the Merger and recommends that you vote FOR this proposal.

If approved by shareholders, this is how the Merger will work:

Limited Duration Fund will transfer all of its assets and all of its liabilities to Ultra Short Opportunities Fund.

Ultra Short Opportunities Fund will issue new shares that will be distributed to you in an amount equal to the value of your Limited Duration Fund shares. You will receive Class A, Class B, Class C, or Class I shares of Ultra Short Opportunities Fund, depending on the Class of shares of Limited Duration Fund that you currently hold.  Although the number of shares you hold may change, the total value of your investment will not change as a result of the Merger.

You will not incur any sales charges or similar transaction charges as a result of the Merger.

It is expected that the Merger will be a non-taxable event for shareholders for federal income tax purposes.

                Details about Ultra Short Opportunities Fund’s investment goals, portfolio management team, performance, principal risks, fees and expenses, along with additional information about the proposed Merger, are contained in the attached Prospectus/Proxy Statement. Please read it carefully.

A special meeting of Limited Duration Fund’s shareholders will be held on September 28, 2007.  Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares.  If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the postage-paid envelope provided.  You may also vote by telephone or Internetby following the voting instructions as outlined at the end of this Prospectus/Proxy Statement.

If Limited Duration Fund does not receive your vote after several weeks, you may receive a telephone call from The Altman Group, our proxy solicitor, requesting your vote.  Evergreen Investment Management Company, LLC, the investment advisor for Limited Duration Fund and Ultra Short Opportunities Fund, will pay approximately $28,000 in solicitation fees as well as any other expenses of the Merger.  If you have any questions about the Merger or the proxy card, please call The Altman Group at 1.800.821.8781 (toll-free).

Remember, your vote is important to us, no matter how many shares you own.  Please take this opportunity to vote.  Thank you for taking this matter seriously and participating in this important process.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer

Evergreen Investment Management Company, LLC

EVERGREEN LIMITED DURATION FUND

200 Berkeley Street

Boston, Massachusetts 02116-5034

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 28, 2007

                  A Special Meeting (the “Meeting”) of Shareholders of Evergreen Limited Duration Fund (“Limited Duration Fund”), a series of Evergreen Select Fixed Income Trust, will be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116-5034 on September 28, 2007 at 10:30 a.m., Eastern time, for the following purposes:

To consider and act upon the Agreement and Plan of Reorganization (the “Plan”) dated as of June 22, 2007, providing for the acquisition of all the assets of Limited Duration Fund by Evergreen Ultra Short Opportunities Fund (“Ultra Short Opportunities Fund”), a series of Evergreen Fixed Income Trust, in exchange for shares of Ultra Short Opportunities Fund and the assumption by Ultra Short Opportunities Fund of all of the liabilities of Limited Duration Fund.  The Plan also provides for distribution of those shares of Ultra Short Opportunities Fund to shareholders of Limited Duration Fund in liquidation and subsequent termination of Limited Duration Fund.  A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Limited Duration Fund.

To transact any other business which may properly come before the Meeting or any adjournment(s) thereof.

Any adjournment(s) of the Meeting will be held at the above address. On behalf of Limited Duration Fund, the Board of Trustees of Evergreen Select Fixed Income Trust has fixed the close of business on June 29, 2007 as the record date (the “Record Date”).  Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

            IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY.  SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THEIR ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.  YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY CARD WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

By order of the Board of Trustees of Evergreen Select Fixed Income Trust,

Michael H. Koonce

Secretary

August 6, 2007

PROSPECTUS/PROXY STATEMENT DATED AUGUST 6, 2007

INFORMATION RELATING TO THE PROPOSED MERGER

of

EVERGREEN LIMITED DURATION FUND

a series of Evergreen Select Fixed Income Trust

into

EVERGREEN ULTRA SHORT OPPORTUNITIES FUND

a series of Evergreen Fixed Income Trust

                This Prospectus/Proxy Statement contains information you should know before voting on the proposed merger (the “Merger”) of Evergreen Limited Duration Fund (“Limited Duration Fund”) into Evergreen Ultra Short Opportunities Fund (“Ultra Short Opportunities Fund,” and together with Limited Duration Fund, the “Funds,” and each, individually, a “Fund”), each of which is a series of a registered, open-end management investment company. If approved, the Merger will result in your receiving shares of Ultra Short Opportunities Fund in exchange for your shares of Limited Duration Fund.

Please read this Prospectus/Proxy Statement carefully and retain it for future reference.  The following documents contain additional information concerning each Fund and/or the Merger and have been filed with the Securities and Exchange Commission (“SEC”).

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE

See:	How to get these documents:

Prospectus for Classes A, B, C and I shares of Ultra Short Opportunities Fund, dated November 1, 2006, as supplemented, which accompanies this Prospectus/Proxy Statement.

Prospectus for Classes A, B, C, and I shares of Limited Duration Fund, dated November 1, 2006, as supplemented.

Prospectus for Classes IS shares of Limited Duration Fund, dated November 1, 2006, as supplemented.

Statement of additional information for Ultra Short Opportunities Fund, dated November 1, 2006, as supplemented.

Statement of additional information for Limited Duration Fund, dated November 1, 2006, as supplemented.

Semiannual reports for Limited Duration Fund and Ultra Short Opportunities Fund, dated December 31, 2006 (SEC accession no. 0001379491-07-000052).

Annual reports for Limited Duration Fund, dated June 30, 2006 (SEC accession no. 0000936772-06-000141) and for Ultra Short Opportunities Fund, dated June 30, 2006 (SEC accession no. 0000936772-06-000143).

Statement of additional information, dated August 6, 2007, which relates to this Prospectus/Proxy Statement and the Merger (“Merger SAI”).

All of these documents are available to you free of charge if you:

Call 800.343.2898, or

Write the Funds at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Shareholders may also obtain many of these documents by accessing the Internet site for the Funds at

www.EvergreenInvestments.com.

Shareholders can also obtain any of these documents from the SEC in the following ways:

View online and download text-only versions of the Funds’ documents from the EDGAR database on the SEC’s Internet site at www.sec.gov.

Review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521.

Obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above.  Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

To ask questions about this Prospectus/Proxy Statement:

Call 1.800.821.8781 or

Write to the Funds at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Limited Duration Fund’s SEC file numbers are 811-08365 and 333-36019.

Ultra Short Opportunities Fund’s SEC file numbers are 811-08415 and 333-37433.

Information relating to each Fund is contained in its prospectus, the Merger SAI, and in its unaudited financial statements included in each Fund’s Semiannual report dated December 31, 2006, and each of these documents is hereby incorporated by reference into this Prospectus/Proxy Statement.  This means that such information is legally considered to be part of this Prospectus/Proxy Statement.

                The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete.  Any representation to the contrary is a criminal offense.

THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OF A BANK, AND ARE NOT INSURED, ENDORSED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF YOUR ORIGINAL INVESTMENT.

The address of both Funds is 200 Berkeley Street, Boston, Massachusetts 02116-5034 (Telephone: 800.343.2898).

How do the Funds’ sales charges and expenses compare?  Will I be able to buy, sell and exchange shares the same way?.............................................................................................................................................................................. 10

Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger? What will the advisory fee be after the Merger?................................................................................................................................................... 13

Are there any legal proceedings pending against the Evergreen funds and/or

EXHIBIT B (SEMIANNUAL FINANCIAL HIGHLIGHTS FOR EVERGREEN

LIMITED DURATION FUND AND ULTRA SHORT OPPORTUNITIES FUND).................................................... B-1

SUMMARY OF THE MERGER

This section summarizes the primary features and consequences of the Merger.  This summary is qualified in its entirety by reference to the information contained elsewhere in this Prospectus/Proxy Statement, the Merger SAI, in each Fund’s prospectus, annual and semiannual reports, and statement of additional information, as well as in the Agreement and Plan of Reorganization (the “Plan”).

  What are the key features of the Merger?

The Plan sets forth the key features of the Merger and generally provides for the following:

the transfer of all of the assets of Limited Duration Fund to Ultra Short Opportunities Fund in exchange for shares of Ultra Short Opportunities Fund;

the assumption by Ultra Short Opportunities Fund of all of the liabilities of Limited Duration Fund;

the liquidation of Limited Duration Fund by distributing the shares of Ultra Short Opportunities Fund to Limited Duration Fund’s shareholders; and

the assumption of the costs of the Merger by Evergreen Investment Management Company, LLC (“EIMC”).

                The Merger is scheduled to take place on or about October 13, 2007. For a more complete description of the Merger, see the Plan, attached as Exhibit A to this Prospectus/Proxy Statement.

  After the Merger, what class of shares of Ultra Short Opportunities Fund will I own?

If you own this class of shares of Limited Duration Fund:	You will get this class of shares of Ultra Short Opportunities Fund:
Class A	Class A
Class B	Class B
Class C	Class C
Class I	Class I
Class IS	Class A

                The Ultra Short Opportunities Fund shares you receive as a result of the Merger will have the same total value as the total value of your Limited Duration Fund shares as of the close of business on the day immediately prior to the Merger.

  Does the Board of Trustees recommend that I vote in favor of approving the Plan?

Yes. The Board of Trustees (the “Trustees”) of Evergreen Select Fixed Income Trust (a “Trust”), including all of the Trustees who are not “interested persons” of the Funds (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has unanimously concluded that the Merger would be in the best interests of Limited Duration Fund, and that existing shareholders’ interests will not be diluted as a result of the Merger.  The Trustees of Evergreen Fixed Income Trust (also a “Trust,” and together with Evergreen Select Fixed Income Trust, the “Trusts”) have also unanimously approved the Plan on behalf of Ultra Short Opportunities Fund.  The members of the Board of Trustees for each of the Trusts are same.

  How do the Funds’ investment goals, principal investment strategies and risks compare?

Both Funds seek to provide current income consistent with the preservation of capital and low principal fluctuation. The following sections provide a comparison between the Funds with respect to their investment goals, principal investment strategies and risks as set forth in each Fund’s prospectus and statement of additional information. The information below is only a summary; for more detailed information, please see each Fund’s prospectus and statement of additional information.

	Limited Duration Fund	Ultra Short Opportunities Fund
INVESTMENT GOAL	The Fund seeks to provide current income consistent with preservation of capital and low principal fluctuation.	The Fund seeks to provide current income consistent with preservation of capital and low principal fluctuation.
PRINCIPAL INVESTMENT STRATEGIES

The Fund is a diversified fund and normally invests at least 80% of its assets in investment grade debt securities, including debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government, corporate bonds, mortgage-backed securities (including collateralized mortgage obligations) and asset-backed securities.

The Fund may invest the balance of its portfolio in similar securities rated below investment grade.

The Fund may invest up to 20% of its assets in foreign securities.

The Fund maintains a dollar-weighted average portfolio duration between one and three years in seeking to provide investors with a high level of current income while reducing price volatility.

The portfolio managers consider a security to be investment grade if it is rated in the top four ratings categories (e.g. BBB/Baa or above) by a nationally recognized statistical ratings organization.

Security ratings are determined at the time of investment and are based on ratings received by nationally recognized statistical ratings organizations or, if a security is not rated, it will be deemed to have the same rating as a security determined to be of comparable quality by the Fund’s portfolio managers. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase if the Fund’s portfolio managers consider the retention advisable.

The Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps, and total return swaps.  The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns.    Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with other types of investments.  The various derivative instruments that the Fund may use may change from time to time as new derivative products become available to the Fund.

For purposes of determining compliance by the Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), the Fund may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of the Fund’s advisor, the derivative instrument provides investment exposure comparable to that of the security.   For example, the Fund may consider a futures contract or swap transaction to constitute a particular fixed-income security for these purposes

The Fund is a diversified fund and invests primarily, and may invest substantially all of its assets, in commercial and residential fixed and variable rate mortgage-backed securities, including collateralized mortgage obligations and other mortgage-related investments. These investments may be issued by private issuers not guaranteed or backed by the credit of the U.S. government or by an agency or instrumentality of the U.S. government.

The Fund may also invest any portion of its portfolio in other types of U.S. dollar-denominated investment grade debt securities, including short-term corporate securities, asset-backed securities, collateralized debt obligations and debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government.

The Fund may invest up to 25% of its assets in debt securities of issuers located in developed foreign countries, including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank). The Fund’s investments in foreign debt securities may be denominated in either U.S. dollars or foreign currencies, subject to a limit of 10% of the Fund’s total assets invested in bonds denominated in foreign currencies, with no more than 3.33% of the Fund’s total assets invested in debt securities denominated in any single foreign currency.

The Fund may purchase illiquid securities up to 15% of the Fund’s assets. At June 30, 2007, none of the Fund's assets were determined by its investment advisor to be illiquid.  All of these securities are fair valued daily using procedures approved by the Fund's Board of Trustees.  In addition, the percentage of illiquid securities is determined periodically using procedures approved by the Fund's Board of Trustees.  Under these procedures, the Fund's portfolio managers monitor the liquidity of the Fund's securities on an ongoing basis and periodically report such determinations to the Fund's Board of Trustees.

The Fund may engage in covered dollar roll transactions, which allow the Fund to sell a mortgage-backed security to a dealer and simultaneously contract to repurchase a security that is substantially similar in type, coupon and maturity, on a specified future date.

Under normal circumstances, the Fund intends to maintain an average portfolio duration of approximately one year or less.

The portfolio managers consider a security to be investment grade if it is rated in the top four ratings categories (e.g. BBB/Baa or above) by a nationally recognized statistical ratings organization.

The portfolio managers intend to maintain a minimum dollar-weighted average credit quality of Aa3, as defined by Moody’s Investor Services, Inc., or an equivalent rating by another nationally recognized statistical ratings organization.

Security ratings are determined at the time of investment and are based on ratings received by nationally recognized statistical ratings organizations or, if a security is not rated, it will be deemed to have the same rating as a security determined to be of comparable quality by the Fund’s portfolio managers. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase if the Fund’s portfolio managers consider the retention advisable. For the purposes of determining average credit quality, a security’s current ratings are considered.

The Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps, and total return swaps.  The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns.    Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with other types of investments.  The various derivative instruments that the Fund may use may change from time to time as new derivative products become available to the Fund.

For purposes of determining compliance by the Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), the Fund may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of the Fund’s advisor, the derivative instrument provides investment exposure comparable to that of the security.   For example, the Fund may consider a futures contract or swap transaction to constitute a particular fixed-income security for these purposes

Each of the Funds has also adopted certain fundamental investment restrictions which may not be changed without the vote of a majority of the respective Fund’s outstanding shares, as defined in the 1940 Act.  The fundamental investment restrictions of the Funds are the same except as set forth in the table below.

Fundamental Investment Restriction	Limited Duration Fund	Ultra Short Opportunities Fund
Concentration

The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S.

government or its agencies or instrumentalities).

Further Explanation of Concentration Policy: The Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

The Fund will normally invest more than 25% of its total assets in mortgage-backed and other mortgage-related securities (which may include securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Further Explanation of Concentration Policy: The Fund will normally invest more than 25% of its total assets, taken at market value, in mortgage-backed and other mortgage-related securities (which may include securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

The investment portfolios of the Funds differ.  For example, at June 30, 2007, more than 80% of the Ultra Short Opportunities Fund's assets were invested in mortgage-backed securities (including collateralized mortgage obligations) and other asset backed securities, most of which were issued by private (non-U.S. Government agency) issuers.  Most of the remainder of Ultra Short Opportunities Fund's assets were invested in corporate bonds.  By contrast, as of the same date, approximately 53% of the Limited Duration Fund's assets were invested in mortgage-backed securities (including collateralized mortgage obligations) and other asset backed securities, of which approximately half were issued by U.S. Government agency issuers.  About 45% of Limited Duration Fund's assets were invested in corporate bonds and in U.S. Government securities.  As of June 30, 2007, Limited Duration Fund had 86.8% invested in securities rated A or higher and Ultra Short Opportunities Fund had 74% invested in securities rated A or higher. The average credit quality of Limited Duration Fund’s portfolio was AA and the average credit quality for Ultra Short Opportunities Fund’s portfolio was also AA.  In considering the Merger, shareholders of Limited Duration Fund should take into consideration that their investment in Ultra Short Opportunities Fund will likely be subject to the risks of investment in mortgage-backed securities (summarized below under "Risks – What are the principal risks of investing in each Fund") to a greater extent than is their investment in Limited Duration Fund.  In addition, it is likely that, in connection with the Merger, a portion of the portfolio securities held by Limited Duration Fund at this time will be sold and the proceeds reinvested in accordance with the investment program of Ultra Short Opportunities Fund.

A portion of the securities held by Limited Duration Fund will likely be disposed of in connection with the Merger. This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds.

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The following table compares the principal risks associated with an investment in the Funds.

Risk	Explanation	Limited Duration Fund	Ultra Short Opportunities Fund
Interest Rate Risk

When interest rates go up, the value of debt securities and other income-producing securities (e.g., preferred and common stock) tends to fall. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays.

		Ö	Ö
Credit Risk	The value of your investment may decline if an issuer fails to pay an obligation on a timely basis.	Ö	Ö
Foreign Investment Risk

Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

		Ö	Ö
Mortgage- and Asset-Backed Securities Risk

Unlike traditional debt investments, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Since the Fund may purchase mortgage-backed and asset-backed securities that are 'subordinated' to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called 'subprime' mortgages.  An unexpectedly high or low rate of prepayments on a pool's underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

		Ö	Ö
Derivatives Risk	The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments.	Ö	Ö
U.S. Government Securities Risk

In general, securities issued by U.S. government-sponsored entities are neither insured nor guaranteed by the U.S. Treasury. The asset-backed and mortgage-backed securities that the Fund may invest in include those issued by private issuers, which are not guaranteed or backed by the credit of the U.S. government or by an agency or instrumentality of the U.S. government.

		Ö	Ö
Concentration Risk

The Fund will normally invest more than 25% of its assets in mortgage-backed and other mortgage-related securities (which may include securities that are issued or guaranteed by the U.S. government or its agencies or instumentalities). An investment in a fund that concentrates its investments in a single sector or industry entails greater risk than an investment in a fund that invests its assets in numerous sectors or industries. The Fund may be vulnerable to any financial, economic, political or other developments in its concentration sector or industry that may weaken the sector or industry. As a result, the Fund’s shares may fluctuate more widely in value than those of a fund investing in a number of different sectors or industries.

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For a description of each Fund’s risks and more detailed comparison of these risks, see the section entitled “Risks” below.

Each Fund has other investment policies, practices and restrictions which, together with their related risks, are also set forth in each Fund’s prospectus and statement of additional information.

  How do the Funds’ performance records compare?

The following tables show how each Fund has performed in the past.  Past performance (before and after taxes) is not an indication of future results.

Year-by-Year Total Return (%)

                The tables below show the percentage gain or loss for Class I shares of Limited Duration Fund and Class I shares of Ultra Short Opportunities Fund in each of the last ten calendar years.  For both Funds, the class shown is the oldest class or one of the oldest classes.  The tables should give you a general idea of the risks of investing in each Fund by showing how each Fund’s return has varied from year-to-year.  This table includes the effects of Fund expenses and reinvestment of all dividends and distributions, but not sales charges.  Returns for each Fund would be lower if sales charges were included.

Limited Duration Fund (Class I)
	‘97	‘98	‘99	‘00	‘01	‘02	‘03	‘04	‘05	‘06
10%
8%				8.11%	8.37%
6%	6.49%	6.27%
4%						4.61%				4.65%
2%			3.34%				2.39%		2.30%
0%								1.93%

Best Quarter:	3rd Quarter 2001 +3.27%
Worst Quarter:	2nd Quarter 2004 -1.31%

Year-to-date total return as of 6/30/2007 is 2.25%

Ultra Short Opportunities Fund (Class I)

	‘04	‘05	‘06
5%			5.13%
4%
3%	3.10%	3.23%
2%
1%
0%

Best Quarter:	3rd Quarter 2006 +1.82%
Worst Quarter:	2nd Quarter 2004 -0.19%

Year-to-date total return as of 6/30/2007 is 2.49%

                The following tables show each Fund’s average annual total returns by class over the past one-, five-, and ten-year periods and since inception, including applicable sales charges.  The after-tax returns shown for Limited Duration Fund and for Ultra Short Opportunities Fund are for Class I shares.  After-tax returns for other classes will vary.  This table is intended to provide you with some indication of the risks of investing in each Fund by comparing the performance of Limited Duration Fund with that of the Lehman Brothers 1-3 Year Government/Credit Index (LB1-3GCI) and the performance of Ultra Short Opportunities Fund with that of Lehman Brothers Government/Credit 0-2.5 Year Index (LBGCO-2.5YI).  The LB1-3GCI is an unmanaged, broad based index comprised of fixed-rate bonds publicly issued by the U.S. government, U.S. government agencies and U.S. corporations. Bonds within the LB1-3GCI are rated investment grade (BBB) or higher and the average maturity of the bonds within the index is 1 to 2.99 years.  The LBGCO-2.5YI is a custom, unmanaged, broad-based total return index comprised of fixed and floating interest rate securities with maturities of less than 2.5 years, including those issued by the U.S. government, U.S. government agencies and U.S. corporations. Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or fees or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return (for the period ended 12/31/2006)

Limited Duration Fund(1)(2)						Ultra Short Opportunities Fund
	Inception Date of Class	1 year	5 year	10 year	Performance Since 4/30/1994		Inception Date of Class	1 year	5 year	10 Year	Performance Since 5/29/2003
Class A	3/27/2002	2.10%	2.52%	4.49%	4.79%	Class A	5/29/2003	2.43%	N/A	N/A	2.88%
Class B	3/27/2002	1.62%	2.19%	4.33%	4.66%	Class A	5/29/2003	0.61%	N/A	N/A	1.62%
Class C	3/27/2002	2.62%	2.19%	4.32%	4.66%	(after taxes on distributions)(3)
Class I	11/24/1997	4.65%	3.17%	4.82%	5.05%	Class A	5/29/2003	1.55%	N/A	N/A	1.81%
Class I	11/24/1997	3.04%	1.79%	N/A	N/A	(after taxes on distributions and sale of Fund shares)(3)
(after taxes on distributions)(3)						Class B	5/29/2003	2.10%	N/A	N/A	2.69%
Class I	11/24/1997	3.00%	1.89%	N/A	N/A	Class C	5/29/2003	3.09%	N/A	N/A	2.82%
(after taxes on distributions and sale of Fund shares)(3)						Class I	5/29/2003	5.13%	N/A	N/A	3.84%
Class IS	7/28/1998	4.39%	2.91%	4.58%	4.80%
LB1-3GCI		4.25%	3.27%	4.98%	5.30%	LBGCO-2.5YI		4.66%	N/A	N/A	2.58%

(1) Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower. Historical performance shown for Class I prior to its inception is based on the Fund’s predecessor common trust fund’s (CTF) performance, adjusted for Class I expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions imposed by such Act. If the CTF had been registered, its performance might have been adversely affected.

        (2) Historical performance shown for Class IS from 11/24/1997 to its inception is based on the performance of Class I, the original class offered. The historical returns for Class IS have not been adjusted to reflect the effect of the class' 12b-1 fee. This fee is 0.25% for Class IS. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class IS would have been lower. Prior to 11/24/1997, the returns for Class IS are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for Class IS expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions imposed by such Act. If the CTF had been registered, its performance might have been adversely affected.

(3) The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. Due to the different tax treatment of CTFs, after-tax returns prior to 11/24/1997 cannot be calculated.

                Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

  How do the Funds’ sales charges and expenses compare?  Will I be able to buy, sell and exchange shares the same way?

The sales charges for the corresponding classes of each Fund are the same.  Limited Duration Fund offers five classes of shares -- Classes A, B, C, I and IS.  Ultra Short Opportunities Fund offers four classes of shares – Classes A, B, C and I.  All share classes are involved in the Merger.  If the Merger is completed, you will receive shares of the same class you currently own, except that Class IS shareholders of Limited Duration Fund will receive Class A shares of Ultra Short Opportunities Fund.  You will not pay any front-end or deferred sales charges in connection with the Merger.  The procedures for buying, selling and exchanging shares of the Funds are identical.  Class B shares of each Fund will continue to automatically convert to Class A shares after six years.  For more information, see the sections entitled “Purchase and Redemption Procedures” and “Exchange Privileges.”  For purposes of determining when Class B shares issued in the Merger to shareholders of Limited Duration Fund will convert to Class A shares, such shares will be deemed to have been purchased as of the date(s) each of the Class B shares of Limited Duration Fund were originally purchased.

The following tables allow you to compare the sales charges of the Funds.  The table entitled "Ultra Short Opportunities Fund Pro Forma" also shows you what the sales charges will be, assuming the Merger takes place.  Shareholders of Limited Duration Fund holding Class IS shares who receive Class A shares of Ultra Short Opportunities Fund in the Merger will not incur a front-end sales charge on subsequent purchases of Class A shares.

      Shareholder Fees (fees paid directly from your investment)

Limited Duration Fund
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I Class IS
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	2.25%(1)	None	None	None None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None(1)	2.00%	1.00%	None None

Ultra Short Opportunities Fund
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	2.25%(1)	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None(1)	2.00%	1.00%	None

Ultra Short Opportunities Fund Pro Forma
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	2.25%(2)	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None(2)	2.00%	1.00%	None

(1)   Effective through March 31, 2007: Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge (“CDSC”) of 1.00% upon redemption within one year. Effective April 1, 2007: Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a CDSC of 1.00% upon redemption within 18 months.

(2)   Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a CDSC of 1.00% upon redemption within 18 months.

The following tables allow you to compare the expenses of the Funds.  The table below entitled “Ultra Short Opportunities Fund Pro Forma (assuming Merger with Limited Duration Fund had occurred)” shows you what the expenses are estimated to have been for the twelve-month period ended December 31, 2006, assuming the Merger had taken place.  As shown below, for a period of two years following the Merger, the investment advisor for Ultra Short Opportunities Fund has agreed to contractually waive and/or reimburse expenses in order to limit expenses. After the two-year period, Total Annual Fund Operating Expenses (After Waiver) of the Ultra Short Opportunities Fund may be higher.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Limited Duration Fund (based on expenses for the fiscal year ended June 30, 2006)
	Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Class A	0.22%	0.30%	0.19%	0.71%(1)
Class B	0.22%	1.00%	0.19%	1.41%
Class C	0.22%	1.00%	0.19%	1.41%
Class I	0.22%	0.00%	0.19%	0.41%
Class IS	0.22%	0.25%	0.19%	0.66%

Ultra Short Opportunities Fund (based on expenses for the 12 months ended December 31, 2006)
	Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses(2)(3)
Class A	0.36%	0.30%	0.35%	1.01%
Class B	0.36%	1.00%	0.35%	1.71%
Class C	0.36%	1.00%	0.35%	1.71%
Class I	0.36%	0.00%	0.35%	0.71%

Ultra Short Opportunities Fund

Pro Forma (assuming Merger with
Limited Duration Fund had occurred)

(based on what the estimated combined expenses of Ultra Short Opportunities Fund would have been for the 12 months ended December 31, 2006 assuming the merger of Limited Duration Fund into Ultra Short Opportunities Fund had occurred at the beginning of that period)(4)

	Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses (Before Waiver)(5)	Amount of Waiver	Total Annual Fund Operating Expenses (After Waiver)(6)

Class A	0.34%	0.30%	0.29%	0.93%	0.11%	0.82%
Class B	0.34%	1.00%	0.29%	1.63%	0.06%	1.57%
Class C	0.34%	1.00%	0.29%	1.63%	0.06%	1.57%
Class I	0.34%	0.00%	0.29%	0.63%	0.06%	0.57%

The Fund’s investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce the Fund’s expense ratio. The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Fund Annual Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements.  Including current voluntary expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses were 0.61% for Class A.

The Total Annual Fund Operating Expenses listed above include 0.16% of interest expense.  Excluding interest expense, Total Annual Fund Operating Expenses would be 0.85% for Class A, 1.55% for Class B, 1.55% for Class C, and 0.55% for Class I.

The Fund’s investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce the Fund’s expense ratio. The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Fund Annual Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements.  Including current voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses were 0.96% for Class A, 1.68% for Class B, 1.68% for Class C, and 0.68% for Class I.

Ultra Short Opportunities Fund will be the accounting survivor following the merger.

The Total Annual Fund Operating Expenses (before waiver) listed above include 0.10% of interest expense.  Excluding interest expense, Total Annual Fund Operating Expenses (Before Waiver) would be 0.83% for Class A, 1.53% for Class B, 1.53% for Class C, and 0.53% for Class I.

The Fund’s investment advisor has contractually agreed to waive the management fee and/or reimburse expenses for a period of two years beginning in October 2007 in order to limit direct Total Annual Fund Operating Expenses (After Waiver) so that they do not exceed, in the aggregate, 0.72% for Class A, 1.47% for Class B, 1.47% for Class C, and 0.47% for Class I.  These contractual limits do not include interest expense.

The examples below are intended to help you compare the cost of investing in Limited Duration Fund versus Ultra Short Opportunities Fund, both before and after the Merger, and are for illustration only.  The examples below show the total fees and expenses you would pay on a $10,000 investment over the identified periods.  The examples assume a 5% average annual return, the imposition of the maximum sales charge (if any) currently applicable to each class of each Fund, any contractual fee waiver or expense reimbursements, the reinvestment of all dividends and distributions and that each Fund’s operating expenses are the same as described in the tables above.  Your actual costs may be higher or lower.

Example of Fund Expenses

Limited Duration Fund
Assuming Redemption at End of Period						Assuming No Redemption
After	Class A	Class B	Class C	Class I	Class IS	Class B	Class C
1 Year	$296	$344	$244	$42	$67	$144	$144
3 Years	$447	$546	$446	$132	$211	$446	$446
5 Years	$611	$771	$771	$230	$368	$771	$771
10 Years	$1,088	$1,324	$1,691	$518	$822	$1,324	$1,691

Ultra Short Opportunities Fund
Assuming Redemption at End of Period					Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$326	$374	$274	$73	$174	$174
3 years	$539	$639	$539	$227	$539	$539
5 years	$770	$928	$928	$395	$928	$928
10 years	$1,433	$1,664	$2,019	$883	$1,664	$2,019

Ultra Short Opportunities Fund Pro Forma (based on the merger of Limited Duration Fund into Ultra Short Opportunities Fund)
Assuming Redemption at End of Period					Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$307	$360	$260	$58	$160	$160
3 years	$493	$602	$502	$189	$502	$502
5 years	$707	$875	$875	$339	$875	$875
10 years	$1,322	$1,563	$1,922	$775	$1,563	$1,922

  Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger?  What will the advisory fee be after the Merger?

Management of the Funds

The overall management of each of Limited Duration Fund and Ultra Short Opportunities Fund is supervised by the Board of Trustees of Evergreen Select Fixed Income Trust and Evergreen Fixed Income Trust, respectively.

Investment Advisor

EIMC is the investment advisor to both Limited Duration Fund and Ultra Short Opportunities Fund. The following are some key facts about EIMC:

EIMC is a subsidiary of Wachovia Corporation, the fourth largest bank holding company in the United States based on total assets as of December 31, 2006.

EIMC has been managing mutual funds and private accounts since 1932.

EIMC manages over $104.8 billion in assets of the Evergreen funds as of December 31, 2006.

EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Sub-advisor to the Funds

Tattersall Advisory Group, Inc. (“TAG”) is the sub-advisor to both Limited Duration Fund and Ultra Short Opportunities Fund. Following are some key facts about TAG:

TAG has been managing mutual funds and private accounts since 1976.

TAG managed over $51.3 billion in assets as of December 31, 2006.

TAG is located at 6802 Paragon Place, Suite 200, Richmond, Virginia 23230.

Portfolio Managers

The day-to-day management of Ultra Short Opportunities Fund is handled by:

Lisa Brown-Premo is a Managing Director of the Mortgage-Backed and Structured Products Group at TAG. Ms. Brown-Premo has been a portfolio manager with TAG or one of its affiliated companies since 1996.

Robert Rowe is a Director and Senior Portfolio Manager of the Mortgage-Backed and Structured Products Group at TAG. Mr. Rowe has been a portfolio manager with TAG or one of its affiliated companies since 1998.

Ultra Short Opportunities Fund’s Statement of Additional Information (SAI) contains additional information about the Fund’s portfolio managers, including other accounts he or she manages, his or her ownership of Fund shares and elements of his or her compensation. Ms. Brown-Premo is also a portfolio manager of Limited Duration Fund.

Advisory Fees

For its management and supervision of the daily business affairs of Ultra Short Opportunities Fund, Ultra Short Opportunities Fund pays EIMC a fee at the following annual rate:

  0.40% of the first $250 million of average daily net assets of the Fund; plus
  0.35% of the next $250 million of average daily net assets of the Fund; plus
  0.30% of the next $500 million of average daily net assets of the Fund; plus
  0.25% of amounts over $1,000,000,000 of average daily net assets of the Fund.

For the fiscal year ended June 30, 2006, the aggregate advisory fee paid to EIMC by Ultra Short Opportunities Fund was:

0.33% of the Fund’s average daily net assets.

  Are there any legal proceedings pending against the Evergreen funds and/or EIMC?

                Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things.  The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms.  EIMC, Evergreen Investment Services, Inc. ("EIS") and Evergreen Service Company, LLC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations.  Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the SEC informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen.  The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that known as Evergreen Small Company Growth Fund) during the period December 2000, through April 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September 2001, through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices.  In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by the fund on the client’s account.  In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account.  Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business.  Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

EIS has entered into an agreement with the NASD settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

                In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits.  EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

                Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

  What will be the primary federal income tax consequences of the Merger?

It is intended that the Merger will be tax-free to shareholders for federal income tax purposes, although this result is not free from doubt. This means that neither shareholders nor the Funds will recognize a gain or loss directly as a result of the Merger. However, because Limited Duration Fund’s Merger will end the tax year of that Fund, the Merger may accelerate distributions from Limited Duration Fund to shareholders, which would result in a taxable event for federal income tax purposes.

The cost basis and holding period of shares in Limited Duration Fund will carry over to the shares in Ultra Short Opportunities Fund you receive as a result of the Merger. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to the shareholder for federal income tax purposes if the shareholder holds the shares in a taxable account.

Certain other tax consequences are discussed below under “Federal Income Tax Consequences.”

RISKS

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  What are the principal risks of investing in each Fund?

An investment in each Fund is subject to certain risks.  There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment goal.  The following tables and discussions highlight the principal risks associated with an investment in each of the Funds.

Limited Duration Fund	Ultra Short Opportunities Fund
Each Fund is subject to Interest Rate Risk.

When interest rates go up, the value of debt securities and other income-producing securities (e.g., preferred and common stock) tends to fall. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the duration or maturity of a debt security held by a Fund, the more the Fund is subject to interest rate risk. Some debt securities give the issuer the option to call or redeem the security before its maturity date. If an issuer calls or redeems the security during a time of declining interest rates, a Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might be unable to maintain its dividend or benefit from any increase in value as a result of declining interest rates.

Limited Duration Fund	Ultra Short Opportunities Fund
Each Fund is subject to Credit Risk.

Credit risk refers to the possibility that the issuer of a security held by a Fund or the counterparty to a contract with a Fund may not be able to pay interest and principal when due or otherwise honor its obligations. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline. Credit risk is generally greater for zero coupon bonds and other investments that are required to pay interest only at maturity rather than at intervals during the life of the investment. Credit risk will be heightened if a Fund invests in debt securities with medium- and lower-rated credit quality ratings.

Limited Duration Fund	Ultra Short Opportunities Fund
Each Fund is subject to Foreign Investment Risk.

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Income the Fund receives from its investments in foreign securities may be subject to withholding and other taxes, in which case the Fund's yield would be reduced. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of a Fund’s investments in certain foreign countries. Foreign settlement procedures and trade regulations may involve increased risk (such as delay in payment or delivery of securities) or risks not present in the settlement of domestic investments. Legal remedies available to investors may be more limited in foreign markets. A Fund may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

Limited Duration Fund	Ultra Short Opportunities Fund
Each Fund is subject to Mortgage- and Asset-Backed Securities Risk.

Unlike traditional debt investments, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the repayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. Some mortgage-backed and asset-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that a Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for a Fund to buy or sell. The Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement. Asset-backed and mortgage-backed securities in which a Fund invests include those issued by private issuers, which are not guaranteed or backed by the credit of the U.S. government or by an agency or instrumentality of the U.S. government. Since the Fund may purchase mortgage-backed and asset-backed securities that are 'subordinated' to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called 'subprime' mortgages.  An unexpectedly high or low rate of prepayments on a pool's underlying mortgages may have a similar effect on subordinated securities.  A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Limited Duration Fund	Ultra Short Opportunities Fund
Each Fund is subject to Derivatives Risk.

The Fund may, but will not necessarily, use derivatives, which are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of potential risks. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit quality of the company or security to which it relates and the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company or security.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Derivative transactions can create investment leverage and may be highly volatile. When a Fund uses a derivative instrument, it could lose more than the principal amount invested. Since their value is calculated and derived from the value of other assets, reference rates or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indexes they are designed to hedge or to closely track, and the risk that a derivative transaction may not have the effect the Fund’s investment advisor anticipated. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. Although the use of derivatives is intended to enhance a Fund's performance, it may instead reduce returns and increase volatility.

Limited Duration Fund	Ultra Short Opportunities Fund
Each Fund is subject to U.S. Government Securities Risk.

The debt instruments issued and/or guaranteed by the U.S. government, its agencies, or instrumentalities, in which a Fund invests, typically include mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations ("CMOs") issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks ("FHLB"). Securities issued by Ginnie Mae, but not those issued by Fannie Mae, Freddie Mac or FHLB, are backed by the full faith and credit of the U.S. government. Fannie Mae, Freddie Mac and FHLB, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. government and are supported only by the credit of the issuer itself. In general, securities issued by the U.S. government-sponsored entities are neither insured nor guaranteed by the U.S. Treasury. The asset-backed and mortgage-backed securities that the Fund may invest in include those issued by private issuers, which are not guaranteed or backed by the credit of the U.S. government or by an agency or instrumentality of the U.S. government.

Limited Duration Fund	Ultra Short Opportunities Fund
Concentration Risk is not a principal investment risk of the Fund.	The Fund is subject to Concentration Risk

                The Fund will normally invest more than 25% of its assets in mortgage-backed and other mortgage-related securities (which may include securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities). An investment in a fund that concentrates its investments in a single sector or industry entails greater risk than an investment in a fund that invests its assets in numerous sectors or industries. The Fund may be vulnerable to any financial, economic, political or other developments in its concentration sector or industry that may weaken the sector or industry. As a result, the Fund’s shares may fluctuate more widely in value than those of a fund investing in a number of different sectors or industries.

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  What are some of the other investment strategies and related risks associated with each Fund?

                Each Fund may borrow money temporarily to meet redemption requests and/or to settle investment transactions. The Funds may also enter into reverse repurchase agreements, TBA mortgage securities, mortgage dollar rolls, and invest in derivatives to enhance its investment return. These transactions may result in leverage. Leverage may magnify the risks associated with an investment or cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s investments.

Although not a principal investment strategy, Limited Duration Fund may engage in covered dollar roll transactions, which allow the Fund to sell a mortgage-backed security to a dealer and simultaneously contract to repurchase a security that is substantially similar in type, coupon and maturity, on a specified future date.

Each Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions.  This strategy is inconsistent with the Funds’ principal investment strategies and investment goal, and if employed, could result in lower returns and loss of market opportunity.

                Both Funds generally do not take portfolio turnover into account when making investment decisions.  The Funds can experience a high rate of portfolio turnover (greater than 100%) in any given fiscal year.  When this happens, a Fund can incur greater brokerage and other transaction costs which are borne by the Funds and their shareholders.  This can also result in a Fund realizing greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income except to shareholders holding Fund shares in retirement plans. Each Fund lists its portfolio turnover in the table in the "Financial Highlights" section of its prospectus.

MERGER INFORMATION

Reasons for the Merger

At meetings held on June 13 -14, 2007, a majority of the Trustees of Evergreen Select Fixed Income Trust, including all of the Independent Trustees, considered and unanimously approved the Merger; they determined that the Merger was in the best interests of Limited Duration Fund and that the interests of existing shareholders of Limited Duration Fund would not be diluted as a result of the transaction.

Before approving the Plan, the Trustees reviewed information about the Funds and the proposed Merger.  These materials set forth a comparison of various factors, such as the relative sizes of the Funds as well as a comparison of the Funds’ investment goals and principal investment strategies, specific portfolio characteristics and historical performance records.  The Trustees took into account a number of factors in considering the proposed Merger.  For example, the Trustees considered the generally similar investment approaches of the Funds. The Trustees also reviewed information regarding differences between the compositions of the Funds' respective investment portfolios, and considered that the combined Fund would be invested in accordance with the investment advisor's continuing investment program for Ultra Short Opportunities Fund. They considered that Ultra Short Opportunities Fund has a higher expense ratio than does Limited Duration Fund, but that Ultra Short Opportunities Fund has nonetheless recently achieved better performance results than Limited Duration Fund. The Trustees also considered the view expressed by EIMC that the combination of the Funds should help Limited Duration Fund to achieve greater scale, potentially providing the Fund's management team with greater flexibility and enhanced returns.

In addition, the Trustees, including the Independent Trustees, considered among other things:

the terms and conditions of the Merger and concluded that they were fair and reasonable;

that EIMC will bear the expenses incurred by Limited Duration Fund and Ultra Short Opportunities Fund in connection with the Merger and concluded that the Funds would not be negatively impacted by the expenses of the Merger being borne by EIMC;

that the Merger is expected to be tax-free for federal income tax purposes;

the relative tax situations of Limited Duration Fund and Ultra Short Opportunities Fund (including limitations resulting from the Merger on the use of realized losses to offset future gains) and concluded that the likely tax effects of the Merger on Limited Duration Fund shareholders should not be seen, in light of all the aspects of the proposed Merger, as dilutive of Limited Duration Fund shareholders’ interests.

During their consideration of the Merger, the Independent Trustees met with counsel to the Independent Trustees regarding the legal issues involved.

Accordingly, on the basis of these factors, together with other factors and information the Trustees considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Trustees concluded that the proposed Merger would be in the best interests of Limited Duration Fund and that the interests of existing shareholders of Limited Duration Fund would not be diluted as a result of the transaction..

The Trustees of Evergreen Fixed Income Trust also approved the Merger on behalf of Ultra Short Opportunities Fund.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan (attached as Exhibit A hereto).

The Plan provides that Ultra Short Opportunities Fund will acquire all of the assets of Limited Duration Fund in exchange for shares of Ultra Short Opportunities Fund and the assumption by Ultra Short Opportunities Fund of all of the liabilities of Limited Duration Fund on or about October 13, 2007 or such other date as may be agreed upon by the parties (the “Closing Date”).  Prior to the Closing Date, Limited Duration Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable as of the Closing Date.

The number of full and fractional shares of each class of Ultra Short Opportunities Fund to be received by the shareholders of each class of Limited Duration Fund will be determined by multiplying the number of full and fractional shares outstanding of each class of Limited Duration Fund by the ratio computed by dividing the net asset value per share of the respective class of shares of Limited Duration Fund by the net asset value per share of the respective class of shares of Ultra Short Opportunities Fund (except for Class IS shares).  Such computations will take place as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date (the “Valuation Date”). The net asset value per share of each class will be determined separately by dividing assets, less liabilities, by the total number of outstanding shares attributable to the respective class.

State Street Bank and Trust Company, the custodian for the Funds, will compute the value of each Fund’s respective portfolio of securities in accordance with its regular practice in pricing the shares and assets of Ultra Short Opportunities Fund.  The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of Ultra Short Opportunities Fund.

At or prior to the Closing Date, Limited Duration Fund will have declared a dividend and distribution which, together with all previous dividends and distributions, shall have the effect of distributing to Limited Duration Fund’s shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) substantially all of the Limited Duration Fund’s net investment company taxable income (computed without regard to any deduction for dividends paid) for all taxable periods ending on or prior to the Closing Date, and any net tax exempt income and all of its net capital gains realized in all taxable periods ending on or prior to the Closing Date (after the reductions for any capital loss carryforward).

As soon after the Closing Date as conveniently practicable, Limited Duration Fund will liquidate and distribute pro rata to Limited Duration Fund shareholders of record as of the close of business on the Valuation Date the full and fractional shares of Ultra Short Opportunities Fund received by Limited Duration Fund.  Such liquidation and distribution will be accomplished by establishing accounts in the names of Limited Duration Fund’s shareholders with Ultra Short Opportunities Fund’s records maintained by its transfer agent.  Each account will receive the respective pro rata number of full and fractional shares of Ultra Short Opportunities Fund due to such shareholder of Limited Duration Fund.  All issued and outstanding shares of Limited Duration Fund, including those represented by certificates, will be canceled.  The shares of Ultra Short Opportunities Fund to be issued will have no preemptive or conversion rights.  After these distributions and the winding up of its affairs, Limited Duration Fund will be terminated as a series of Evergreen Select Fixed Income Trust.

The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by Limited Duration Fund’s shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in “Federal Income Tax Consequences” below.  Notwithstanding the approval by Limited Duration Fund’s shareholders, the Plan may be terminated (a) by the mutual agreement of Limited Duration Fund and Ultra Short Opportunities Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

Whether or not the Merger is consummated, EIMC will pay all expenses incurred by Limited Duration Fund and Ultra Short Opportunities Fund in connection with the Merger (including the cost of any proxy solicitor).  No portion of the expenses incurred in connection with the Merger, except portfolio transaction costs incurred in purchasing or disposing of securities, will be borne directly or indirectly by Limited Duration Fund, Ultra Short Opportunities Fund or their respective shareholders.

If Limited Duration Fund’s shareholders do not approve the Merger, the Trustees may consider other possible courses of action in the best interests of Limited Duration Fund.

Federal Income Tax Consequences

The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  As a condition to the closing of the Merger, Limited Duration Fund and Ultra Short Opportunities Fund will receive an opinion from Ropes & Gray LLP to the effect that, although not free from doubt, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

  (1)          The transfer of all of the assets of Limited Duration Fund solely in exchange for shares of Ultra Short Opportunities Fund and the assumption by Ultra Short Opportunities Fund of all of the liabilities of Limited Duration Fund followed by the distribution of Ultra Short Opportunities Fund’s shares to the shareholders of Limited Duration Fund in liquidation of Limited Duration Fund will constitute a “reorganization” within the meaning of section 368(a) of the Code, and Ultra Short Opportunities Fund and Limited Duration Fund will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(2)           No gain or loss will be recognized by Ultra Short Opportunities Fund upon the receipt of the assets of Limited Duration Fund solely in exchange for the shares of Ultra Short Opportunities Fund and the assumption by Ultra Short Opportunities Fund of all of the liabilities of Limited Duration Fund;

(3)           No gain or loss will be recognized by Limited Duration Fund on the transfer of its assets to Ultra Short Opportunities Fund in exchange for Ultra Short Opportunities Fund’s shares and the assumption by Ultra Short Opportunities Fund of all of the liabilities of Limited Duration Fund or upon the distribution (whether actual or constructive) of Ultra Short Opportunities Fund’s shares to Limited Duration Fund’s shareholders in exchange for their shares of Limited Duration Fund;

(4)           No gain or loss will be recognized by Limited Duration Fund’s shareholders upon the exchange of their shares of Limited Duration Fund for shares of Ultra Short Opportunities Fund in liquidation of Limited Duration Fund;

(5)           The aggregate tax basis of the shares of Ultra Short Opportunities Fund received by each shareholder of Limited Duration Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of Limited Duration Fund held by such shareholder immediately prior to the Merger, and the holding period of the shares of Ultra Short Opportunities Fund received by each shareholder of Limited Duration Fund will include the period during which the shares of Limited Duration Fund exchanged therefore were held by such shareholder (provided that the shares of Limited Duration Fund were held as a capital asset on the date of the Merger); and

(6)           The tax basis of the assets of Limited Duration Fund acquired by Ultra Short Opportunities Fund will be the same as the tax basis of such assets to Limited Duration Fund immediately prior to the Merger, and the holding period of such assets in the hands of Ultra Short Opportunities Fund will include the period during which the assets were held by Limited Duration Fund.

                Ropes & Gray LLP will express no view with respect to the effect of the Merger on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

                The opinion will be based on certain factual certifications made by officers of Limited Duration Fund and Ultra Short Opportunities Fund and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent; it is possible that the Internal Revenue Service (the “IRS”) could disagree with Ropes & Gray LLP’s opinion.

Opinions of counsel are not binding upon the IRS or the courts.  If the Merger is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of Limited Duration Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Limited Duration Fund shares and the fair market value of Ultra Short Opportunities Fund shares he or she received.  Shareholders of Limited Duration Fund should consult their tax advisors regarding the effect, if any, of the proposed Merger in light of their individual circumstances.  Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of Limited Duration Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Merger.

A portion of the portfolio assets of Limited Duration Fund will likely be sold in connection with the Merger.  The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and Limited Duration Fund’s basis in such assets.  Any net capital gains recognized in these sales will be distributed to Limited Duration Fund’s shareholders as capital gains dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to year of sale, and such distributions will be taxable to shareholders.  As of May 22, 2007, Limited Duration Fund had no net unrealized appreciation.

In addition, since the shareholders of Limited Duration Fund will receive shares of Ultra Short Opportunities Fund, they will be allocated a proportionate share of any “built-in” (unrealized) gains in Ultra Short Opportunities Fund’s assets, as well as any taxable gains realized by Ultra Short Opportunities Fund but not distributed to its shareholders prior to the Merger, when such gains are eventually distributed by Ultra Short Opportunities Fund.  As of May 22, 2007, Ultra Short Opportunities Fund had no net unrealized appreciation.

                Prior to the closing of the Merger, Limited Duration Fund will, and Ultra Short Opportunities Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders.

Ultra Short Opportunities Fund’s ability to carry forward the pre-Merger losses of the Limited Duration Fund to offset post-Merger gains of the combined fund may be limited as a result of the Merger due to the application of loss limitation rules under federal tax law. In addition, for five years beginning after the Closing Date, Ultra Short Opportunities Fund will not be allowed to offset gains built into either Fund at the time of the Merger against capital losses (including capital loss carry forwards) built in to the other Fund. The effect of these limitations will depend on the losses and gains in each Fund at the time of the Merger and thus cannot be calculated precisely at this time. As of May 22, 2007, Limited Duration Fund and Ultra Short Opportunities Fund had capital loss carryforwards of approximately $8 million (3% of the Fund's net assets) and $8 million (1% of the Fund's net assets), respectively.

Pro Forma Capitalization

The following table sets forth the capitalizations of each of Limited Duration Fund and Ultra Short Opportunities Fund as of December 31, 2006 and the capitalization of Ultra Short Opportunities Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value.  The pro forma data reflects an exchange ratio of approximately 1.03 for each of Class A, Class B, Class C, Class I and Class A shares, respectively, of Ultra Short Opportunities Fund issued for each Class A, Class B, Class C, Class I and Class IS share, respectively, of Limited Duration Fund.  Ultra Short Opportunities Fund will be the accounting survivor following the Merger.

	Limited Duration Fund	Ultra Short Opportunities Fund	Pro Forma Adjustments	Ultra Short Opportunities Fund (Pro Forma)
Net Assets
Class A	$3,475,729	$91,159,411	$4,650,659	$99,285,799
Class B	$4,082,318	$19,489,055		$23,571,373
Class C	$6,628,679	$75,217,502		$81,846,181
Class I	$270,930,288	$410,812,200		$681,742,488
Class IS	$4,650,659		($4,650,659)
Total Net Assets	$289,767,673	$596,678,168		$886,445,841
Net Asset Value Per Share
Class A	$10.10	$9.77		$9.77
Class B	$10.10	$9.77		$9.77
Class C	$10.10	$9.77		$9.77
Class I	$10.10	$9.77		$9.77
Class IS	$10.10
Shares Outstanding
Class A	344,116	9,331,008	487,698	10,162,822
Class B	404,132	1,994,906	13,734	2,412,772
Class C	656,207	7,699,267	22,307	8,377,781
Class I	26,821,232	42,052,223	912,056	69,785,511
Class IS	460,402		(460,402)
Total Shares Outstanding	28,686,089	61,077,404	975,393	90,738,886

The table set forth above assumes the Merger was consummated on December 31, 2006 and is for informational purposes only.  No assurance can be given as to how many shares of Ultra Short Opportunities Fund will be received by the shareholders of Limited Duration Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Ultra Short Opportunities Fund that actually will be received on or after such date.  The actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the Valuation Date.

Distribution of Shares

EIS acts as principal underwriter of the shares of Limited Duration Fund and Ultra Short Opportunities Fund.  EIS distributes each Fund’s shares directly or through broker-dealers, banks (including Wachovia Bank, N.A.), or other financial intermediaries.  Limited Duration Fund offers five classes of shares and Ultra Short Opportunities Fund offers four classes of shares.  Both Funds offer Class A, Class B, Class C and Class I shares of each Fund and Limited Duration also offers Class IS shares. All share classes are involved in the Merger. Each class has a separate distribution arrangement and bears its own distribution expenses. (See “Distribution-Related and Shareholder Servicing-Related Expenses” below).

In the proposed Merger, Limited Duration Fund shareholders (except for Class IS shareholders) will receive shares of Ultra Short Opportunities Fund having the same class designation and the same arrangements with respect to the imposition of Rule 12b-1 distribution and service fees as the shares they currently hold.  Class IS shareholders of Limited Duration Fund will receive Class A shares of Ultra Short Opportunities Fund in the proposed Merger.  Class IS shares pay lower Rule 12b-1 distribution and service fees than Class A shares.  See “Summary of the Merger” in this document and “Fees and Expenses” in Ultra Short Opportunities Fund’s prospectus for more information.

Because the Merger will be effected at net asset value without the imposition of a sales charge, Limited Duration Fund shareholders will receive Ultra Short Opportunities Fund shares without paying any front-end sales charge or CDSC as a result of the Merger.  Ultra Short Opportunities Fund Class B and Class C shares received by Limited Duration Fund shareholders as a result of the Merger will continue to be subject to a CDSC upon subsequent redemption, but the CDSC will be based on the date of the original purchase of Limited Duration Fund shares and will be subject to the CDSC schedule applicable to Limited Duration Fund shares on the date of the original purchase of such shares.

The following is a summary description of the charges and fees applicable to the Class A, Class B, Class C and Class I shares of Ultra Short Opportunities Fund.  More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in each Fund’s prospectus and statement of additional information.

Class A Shares.  Class A shares may pay a front-end initial sales charge of up to 2.25% of the offering price and, as indicated below, are subject to distribution-related fees.  For a description of the front-end sales charge applicable to the purchase of Class A shares see “How to Choose the Share Class that Best Suits You” in the prospectus of Ultra Short Opportunities Fund.  No front-end sales charge will be imposed on Class A shares of Ultra Short Opportunities Fund received by Limited Duration Fund shareholders as a result of the Merger.

Class B Shares.  Class B shares are sold without a front-end sales charge but are subject to a CDSC, which ranges from 2.00% to 0.50% if shares are redeemed within four years.  In addition, Class B shares are subject to distribution-related fees and shareholder servicing-related fees as described below.  Class B shares automatically convert to Class A shares after six years.  For purposes of determining when Class B shares issued in the Merger to shareholders of Limited Duration Fund will convert to Class A shares, such shares will be deemed to have been purchased as of the date(s) each of the Class B shares of Limited Duration Fund were originally purchased.

Class B shares are subject to higher distribution-related fees than the corresponding Class A shares on which a front-end sales charge is imposed (until they convert to Class A shares).  The higher distribution-related fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares of the Fund.

Class C Shares.  Class C shares are sold without a front-end sales charge and are subject to distribution-related and shareholder servicing-related fees.  Class C shares are subject to a 1.00% CDSC if such shares are redeemed within one year.  Class C shares issued to shareholders of Limited Duration Fund in connection with the Merger will continue to be subject to the CDSC schedule in place at the time of their original purchase.  Class C shares incur higher distribution-related fees than Class A shares, but unlike Class B shares, do not convert to any other class of shares.

Class I Shares.  Class I shares are sold at net asset value without any front-end sales charges or CDSC and are not subject to distribution-related fees.  Class I shares are only available to certain classes of investors as is more fully described in the prospectus for the Fund.

Additional information regarding the classes of shares of each Fund is included in each Fund’s prospectus and statement of additional information.

Distribution-Related and Shareholder Servicing-Related Expenses.  Each Fund has adopted a Rule 12b-1 plan with respect to its Class A shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of the average daily net assets attributable to the class.  Payments with respect to Class A shares are currently limited to 0.30% of the average daily net assets attributable to the class. This amount may be increased to the full plan rate for each Fund by the Trustees without shareholder approval.

                Each Fund has also adopted a Rule 12b-1 plan with respect to its Class B and Class C shares under which each class may pay for distribution-related expenses at an annual rate which may not exceed 1.00% of the average daily net assets attributable to the class.  Of the total 1.00% Rule 12b-1 fees, up to 0.25% may be for payment with respect to “shareholder services.”  Consistent with the requirements of Rule 12b-1 and the applicable rules of NASD Regulation, following the Merger, Ultra Short Opportunities Fund may make distribution-related and shareholder servicing-related payments with respect to Limited Duration Fund shares sold prior to the Merger.

No Rule 12b-1plan has been adopted for the Class I shares of either Fund.

Limited Duration Fund has adopted a Rule 12b-1 plan with respect to its Class IS shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of the average daily net assets attributable to the class. Payments with respect to Class IS shares are currently limited to 0.25% of the average daily net assets attributable to the class.

                Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its prospectus and statement of additional information.

Calculating the Share Price

The value of one share of a Fund, also known as the net asset value (NAV), is calculated by adding up the Fund’s total assets, subtracting all liabilities, and then dividing the result by the total number of shares outstanding. A separate NAV is calculated for each class of shares of a Fund.  A Fund's NAV is normally calculated using the value of the Fund’s assets as of 4:00 p.m. ET on each day the New York Stock Exchange (NYSE) is open for regular trading. The Evergreen funds reserve the right to adjust the time that a Fund calculates its NAV if the NYSE closes earlier than 4:00 p.m. ET or under certain unusual circumstances.

The price per share that you pay when you purchase shares of a Fund, or the amount per share that you receive when you sell shares of a Fund, is based on the next NAV calculated after your purchase or sale order is received (after taking into account any applicable sales charges) and all required information is provided.

Valuing a Fund’s Investments

A Fund must determine the value of the securities in its portfolio in order to calculate its NAV. A Fund generally values portfolio securities by using current market prices. Money market securities and short-term debt securities that mature in 60 days or less, however, are generally valued at amortized cost, which approximates market value.

Because certain of the securities in which a Fund invests (e.g., foreign securities that trade on foreign exchanges) may trade on days that the Fund does not price its shares (e.g., days the NYSE is closed), the value of securities the Fund holds may change on days when shareholders will not be able to purchase or sell shares of the Fund.  Accordingly, the price of the Fund's shares will not reflect any such changes until the Fund’s NAV is next calculated.

Valuing securities at a “fair value.”If a market price for a security is not readily available or is deemed unreliable, a Fund will use a “fair value” for the security as determined under policies established and reviewed periodically by the Fund’s Board of Trustees. Although intended to approximate the actual value at which securities could be sold in the market, the fair value of one or more of the securities in a Fund’s portfolio could be different from the actual value at which those securities could be sold in the market.

The following paragraphs identify particular types of securities that are often fair valued.  While the Evergreen funds’ fair value policies apply to all of the Evergreen funds, the amount of any particular Fund’s portfolio that is fair valued will vary based on, among other factors, the Fund’s exposure to these types of securities.  Because certain Evergreen funds invest a substantial amount of their assets in certain of these types of securities, it is possible that fair value prices will be used by such funds to a significant extent.

• Securities that trade on foreign exchanges.Many foreign exchanges close substantially before a Fund calculates its NAV, and events occurring after such foreign exchanges close may materially affect the value of securities traded in those markets.  Therefore, closing market prices for foreign securities may not reflect current values as of the time a Fund that holds such securities values its shares. In such instances, a Fund may fair value such securities.

• Securities quoted in foreign currencies.  A Fund that holds securities quoted in foreign currencies will convert such prices into U.S. dollars. Changes in the value of those currencies in relation to the U.S. dollar will affect the Fund’s NAV. Because a Fund normally converts foreign prices into U.S. dollars using exchange rates determined at 2:00 p.m. ET each day the Fund's NAV is calculated, any changes in the value of a foreign currency after 2:00 p.m. ET normally will not be reflected in the Fund's NAV that day. However, if an event or development occurs after 2:00 p.m. ET that materially affects a foreign exchange rate, a Fund may value foreign securities in accordance with a later exchange rate.

• Debt securities with more than 60 days to maturity.  A Fund will generally value debt securities that mature in more than 60 days for which market prices are unavailable by using matrix pricing or other methods, provided by an independent pricing service or other service, that typically take into consideration such factors as the prices of securities with similar characteristics, such as yields, maturities, liquidity and ratings.

Small Account Fee

                The Funds reserve the right to assess a $15 annual low balance fee on each Fund account with a value of less than $1,000.  The Funds will not assess this fee on: (i) accounts established under a Systematic Investment Plan (SIP), including IRAs, that have a value of less than $1,000 if the account is less than one year old, (ii) accounts established in connection with the conversion of Class B shares to Class A shares, (iii) employer sponsored retirement and/or qualified plans or (iv) other accounts as may be determined from time to time by the Funds.  The Funds will notify a shareholder prior to assessing this fee, so that the shareholder can increase his account balance above the minimum, consolidate his accounts, or liquidate his account.

Purchase and Redemption Procedures

                Information concerning applicable sales charges and distribution-related and shareholder servicing-related fees is provided above.

The minimum initial purchase requirement for Class A, Class B and Class C shares of each Fund is $1,000 while the minimum initial purchase requirement for Class I shares is $1,000,000.  There is no minimum for subsequent purchases of shares of either Fund.  For more information, see “How to Buy Shares – Minimum Investments” in each Fund’s prospectus.  Each Fund provides for telephone, mail or wire redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption request on each day the NYSE is open for trading.  Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash.

Each Fund may involuntarily redeem shareholders’ accounts that have less than the minimum initial investment requirement of invested funds.  All funds invested in each Fund are invested in full and fractional shares.  The Funds reserve the right to reject any purchase order.   Additional information concerning purchases and redemptions of shares, including how each Fund’s net asset value is determined, and the tax consequences of investing in the Funds is contained in each Fund's prospectus and statement of additional information.

Short-Term Trading Policy

Excessive short-term trading in a Fund’s shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise negatively impact on, the value of the Fund’s shares held by long-term shareholders.

To limit the negative effects of short-term trading on the Fund, the Fund’s Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen Fund, that investor is “blocked” from purchasing shares of that Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

Money market funds;

Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;

Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;

Rebalancing transactions within certain asset allocation or “wrap” programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;

Purchases by a “fund of funds” into the underlying fund vehicle and purchases by 529 Plans;

Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and

Purchases below $5,000 (including purchases that are a part of an exchange transaction).

While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor’s investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor’s trades, and the length of time the investment is held, along with other factors.

There are certain limitations on the Fund’s ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund’s short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund’s short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund’s trading restrictions may occur despite the Fund’s efforts to prevent them.

Exchange Privileges

Holders of shares of a class of each Fund may exchange their shares for shares of the same class of any other Evergreen fund.  No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Evergreen fund must amount to at least $1,000 for Classes A, B and C shares and $1,000,000 for Class I shares.  Also, an exchange into a Fund creates a taxable event. Further information regarding the current exchange privileges, the requirements and limitations attendant thereto, and the tax implications are described in each Fund’s prospectus and statement of additional information.

Dividend Policy

Both Funds distribute their investment company taxable income monthly and theirnet realized gains at least annually to shareholders of record on the dividend record date.  Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected.  See each Fund's prospectus for further information concerning dividends and distributions.

After the Merger, shareholders of Limited Duration Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Ultra Short Opportunities Fund reinvested in shares of Ultra Short Opportunities Fund.  Shareholders of Limited Duration Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Ultra Short Opportunities Fund in cash after the Merger, although they may, after the Merger, elect to have such dividends and/or distributions reinvested in additional shares of Ultra Short Opportunities Fund.

Both Ultra Short Opportunities Fund and Limited Duration Fund havequalified and intendto continue to qualify to be treated as regulated investment companies under the Code.  To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income.  While so qualified, so long as the Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed.  A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year.  Each Fund anticipates meeting such distribution requirements.

INFORMATION ON SHAREHOLDERS’ RIGHTS

Form of Organization

Limited Duration Fund and Ultra Short Opportunities Fund are series of Evergreen Select Fixed Income Trust and Evergreen Fixed Income Trust, respectively, which are open-end management investment companies registered with the SEC under the 1940 Act, and which continuously offer shares to the public.  Each Trust is organized as a Delaware statutory trust and is governed by its respective Amended and Restated Agreement and Declaration of Trust (each a “Declaration of Trust”), its Amended and Restated By-Laws, and applicable Delaware and federal law.

Capitalization

The beneficial interests in Ultra Short Opportunities Fund and Limited Duration Fund are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share.  Each Fund’s governing documents permit the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval.  Fractional shares may be issued by either Fund.  Each Fund’s shares represent equal proportionate interests in the assets belonging to the Fund.  Except as otherwise required by the 1940 Act or other applicable law, shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees.  Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and, by Fund, as to matters, such as approval of or amendments to investment advisory agreements or proposed mergers, that affect only their particular Fund.

Shareholder Liability

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations.  Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists.  As a result, to the extent that the Trusts or shareholders of the Trusts are subject to the jurisdiction of a court that does not apply Delaware law, shareholders of the relevant Trust may be subject to liability.  To guard against this risk, each Declaration of Trust (a) provides that any written obligation of such Trust may contain a statement that such obligation may only be enforced against the assets of the relevant Trust or the particular series in question and the obligation is not binding upon the shareholders of the relevant Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the relevant Trust.  Accordingly, the risk of a shareholder of Evergreen Select Fixed Income Trust or Evergreen Fixed Income Trust incurring financial loss beyond that shareholder’s investment because of shareholder liability should be limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the relevant Trust itself is unable to meet its obligations.

Shareholder Meetings and Voting Rights

Neither Fund is required to hold annual meetings of shareholders.  A meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holder(s) of at least 10% of the outstanding shares of the relevant Trust.  Each Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Neither Trust currently intends to hold regular shareholder meetings.  Cumulative voting is not permitted.  Except when a larger quorum is required by applicable law, 25% of the outstanding shares of a Fund entitled to vote constitutes a quorum for consideration of a matter.  For each Fund, when a quorum is present a majority (greater than 50%) of the votes cast is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

Under each Declaration of Trust of the Trust, each share of Ultra Short Opportunities Fund and Limited Duration Fund, as applicable, is entitled to one vote for each dollar and a fractional vote for each fraction of a dollar, of net asset value applicable to such share.

Liquidation

In the event of the liquidation of Ultra Short Opportunities Fund or Limited Duration Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class.  In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

Under each Declaration of Trust, a Trustee is liable to the relevant Trust and its shareholders only for such Trustee’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee’s functions.  As provided in each Declaration of Trust, each Trustee of the relevant Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (i) did not act in good faith in the reasonable belief that such Trustee’s action was in or not opposed to the best interests of the relevant Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee’s duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee’s conduct was unlawful (collectively, “disabling conduct”).  A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or on a reasonable determination based on the facts by (a) a vote of a majority of a quorum of those Trustees who are neither “interested persons” within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion.  Each Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the relevant Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of each Trust’s Declaration of Trust, By-Laws and Delaware law and is not a complete description of those documents or law.  Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware law directly for more complete information.

VOTING INFORMATION CONCERNING THE MEETING

This Prospectus/Proxy Statement is being sent to shareholders of Limited Duration Fund in connection with the solicitation of proxies by the Trustees of Evergreen Select Fixed Income Trust, to be used at a Special Meeting of Shareholders (the “Meeting”) to be held at 10:30 a.m., Eastern time, September 28, 2007, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, and at any adjournments thereof.  This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Limited Duration Fund on or about August 6, 2007.  Only shareholders of record as of the close of business on June 29, 2007 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof. The costs incurred in connection with the solicitation of proxies and the costs of holding the Meeting will be borne by EIMC.

If the enclosed form of proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy card in accordance with the instructions marked thereon.  Proxy cards that are returned signed but unmarked will be voted FOR approval of the Plan in the discretion of the proxies named therein or with respect to other matters.  Proxy cards that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, and will have the effect of a vote against the Plan.  A proxy may be revoked at any time at or before the Meeting by written notice to the Secretary of Evergreen Select Fixed Income Trust at the address set forth on the cover of this Prospectus/Proxy Statement, by attendance at the meeting and voting in person, or by telephone or Internet.  Any shareholder who has returned a properly executed proxy card, including a broker who may hold shares on your behalf, has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person, by submitting a letter of revocation to the Trust prior to the date of the Meeting, by submitting a later dated and properly executed proxy card to the Trust prior to the date of the Meeting, or by telephone or Internet.  Subsequent proxies submitted in accordance with the methods prescribed by this Prospectus/Proxy Statement will supersede proxies previously submitted.  Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan.

Approval of the Plan will require the affirmative vote of a majority of the outstanding voting securities of Limited Duration Fund (as defined in the 1940 Act).  A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the shares of Limited Duration Fund that are present or represented by proxy at the Meeting, if more than 50% of the shares outstanding are present in person or by proxy at the Meeting; or (b) more than 50% of the shares of Limited Duration Fund outstanding.

In voting on the Plan, all classes of Limited Duration Fund will vote together as if they were a single class, and each share will be entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value applicable to such share.

                Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of EIMC, its affiliates or other representatives of Limited Duration Fund (who will not be paid for their soliciting activities). In addition, The Altman Group, the Fund’s proxy solicitor, may make proxy solicitations and will receive compensation for seeking shareholder votes and answering shareholder questions.   Evergreen Investment Management Company, LLC, the investment advisor for Limited Duration Fund and Ultra Short Opportunities Fund, will pay approximately $28,000 in solicitation fees as well as any other expenses of the Merger.   If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement by mail, vote by telephone or the Internet, or attend the Meeting in person. (See the back of this Prospectus/Proxy Statement for voting instructions.)

If Limited Duration Fund shareholders do not vote to approve the Merger, the Trustees may consider other possible courses of action in the best interests of shareholders. In the event a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal.  They will vote against any such adjournment those proxies required to be voted against the proposal.  The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, either in person or by proxy; or in his or her discretion by the chair of the Meeting.  Abstentions and broker non-votes will not be voted on a motion to adjourn.

A shareholder who objects to the proposed Merger will not be entitled under either Delaware law or the Declaration of Trust to demand payment for, or an appraisal of, his or her shares.  However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Merger is consummated, shareholders will be free to redeem the shares of Ultra Short Opportunities Fund which they receive in the transaction at their then-current net asset value.  Shares of Limited Duration Fund may be redeemed at any time prior to the consummation of the Merger.  Shareholders of Limited Duration Fund may wish to consult their tax advisors as to any differing consequences of redeeming Fund shares prior to the Merger or exchanging such shares in the Merger.

Limited Duration Fund does not hold annual shareholder meetings.  If the Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Evergreen Select Fixed Income Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Fund a reasonable period of time prior to the meeting.

The votes of the shareholders of Ultra Short Opportunities Fund are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Merger.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES.  Please advise Limited Duration Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

Shareholder Information

For each class of the Limited Duration Fund's shares entitled to vote at the meeting, the number of shares outstanding as of the Record Date was as follows:

Class of Shares	Number of Shares Outstanding and Entitled to Vote
Class A	459,116.961
Class B	352,919.907
Class C	608,638.766
Class I	23,768,676.522
Class IS	430,191.907
All Classes 25,619,544.063

As of the Record Date, the officers and Trustees of Evergreen Select Fixed Income Trust beneficially owned as a group less than 1% of each class of the outstanding shares of Limited Duration Fund.  To Evergreen Select Fixed Income Trust’s knowledge, the following persons owned beneficially or of record 5% or more of the following classes of Limited Duration Fund’s outstanding shares as of the Record Date:

Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class Upon Consummation of Merger
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr. E 2nd Floor Jacksonville, FL 32246-6484	A	227,684.538	49.59%	2.37%
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr. E 2nd Floor Jacksonville, FL 32246-6484	B	43,142.926	12.22%	1.90%
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr. E 2nd Floor Jacksonville, FL 32246-6484	C	47,418.366	7.79%	0.56%
Wells Fargo Investments LLC 608 Second Avenue South 8th Floor Minneapolis, MN 55402-1927	C	43,103.448	7.08%	0.51%
Wachovia Bank Reinvest Acct 401 S Tryon St 3rd Fl CMG 1151 Charlotte, NC 28202-1934	I	8,729,728.213	36.73%	10.79%
Wachovia Bank Cash Acct 401 S Tryon St 3rd Fl CMG 1151 Charlotte, NC 28202-1934	I	6,857,317.733	28.85%	8.48%
Evergreen Investment Services Inc Conservative Portfolio W14E College Sense 200 Berkeley Street Boston, MA 02116-5022	I	2,519,460.774	10.60%	3.11%
Wachovia Bank Cash/Reinvest Acct 401 S Tryon St 3rd Fl CMG 1151 Charlotte, NC 28202-1934	I	1,851,014.882	7.79%	2.29%
SEI Private Trust Company C/O Mellon Bank One Freedom Valley Drive Oaks, PA 19456	I	1,528,871.481	6.43%	1.89%
Wachovia Bank Reinvest Acct 401 S Tryon St 3rd Fl CMG 1151 Charlotte, NC 28202-1934	IS	111,755.916	25.98%	1.16%
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr. E 2nd Floor Jacksonville, FL 32246-6484	IS	29,958.251	6.96%	0.31%
Oppenheimer & Co Inc FBO John T Pfeiffer III 125 Broad Street New York, NY 10004-2400	IS	27,455.107	6.38%	0.29%
First Clearing, LLC Jack J Klein MD IRA 2589 Candytuft Dr Jamison, PA 18929-1761	IS	22,553.566	5.24%	0.23%

As of the Record Date, the officers and Trustees of Evergreen Fixed Income Trust beneficially owned as a group less than 1% of each class of the outstanding shares of Ultra Short Opportunities Fund.  To Evergreen Fixed Income Trust’s knowledge, the following persons owned beneficially or of record 5% or more of the following classes of Ultra Short Opportunities Fund’s outstanding shares as of the Record Date:

Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class Upon Consummation of Merger
Prudential Investment Mgmt Services For the Bene of Mutual Fund Clients Mail Stop NJ 05-11-20 100 Mulberry Street 3 Gateway Center Fl 11 Newark, NJ 07102-4000	A	1,137,766.568	12.59%	11.43%
First Clearing, LLC William W Waters 7620 Baltusrol LN Charlotte, NC 28210-4928	A	960,637.219	10.63%	9.65%
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr. E 2nd Floor Jacksonville, FL 32246-6484	A	756,052.429	8.37%	7.59%
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr. E 2nd Floor Jacksonville, FL 32246-6484	C	1,102,479.863	13.65%	12.67%
Capinco C/O US Bank PO Box 1787 Milwaukee, WI 53201-1787	I	22,424,531.286	37.89%	26.76%
Wachovia Bank 401(K) Accounts 1525 Wt Harris Blvd West Charlotte, NC 28288-0001	I	11,027,835.373	18.64%	13.16%
Patterson & Co FBO WB Thirft Bond Wraps Sub 1525 W Wt Harris Blvd CMG-NC1151 Charlotte, NC 28262-8522	I	6,959,094.584	11.76%	8.30%
Band & Co C/O US Bank PO Box 1787 Milwaukee, WI 53201-1787	I	6,600,190.725	11.15%	7.88%

THE TRUSTEES OF EVERGREEN SELECT FIXED INCOME TRUST RECOMMEND APPROVAL OF THE PLAN. ANY PROPERLY EXECUTED PROXY CARDS RECEIVED WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

FINANCIAL STATEMENTS

The Merger SAI includes the following: (i) the audited financial statements of Limited Duration Fund and Ultra Short Opportunities Fund as of June 30, 2006, respectively, including the financial highlights for the periods indicated therein and the reports of KPMG LLP, the Funds’ independent registered public accounting firm, thereon, and (ii) the unaudited financial statements of Limited Duration Fund and Ultra Short Opportunities Fund as of December 31, 2006, including the financial highlights for the periods indicated therein.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of Ultra Short Opportunities Fund will be passed upon by Ropes & Gray LLP, Boston, Massachusetts and Richards, Layton & Finger, P.A., Wilmington, Delaware.

ADDITIONAL INFORMATION

Limited Duration Fund and Ultra Short Opportunities Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material, and charter documents with the SEC.  These items can be inspected and copies obtained at prescribed rates at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC’s Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Woolworth Building, 233 Broadway, New York, New York 10279.

OTHER BUSINESS

The Trustees of Evergreen Select Fixed Income Trust do not intend to present any other business at the Meeting.  If, however, any other matters are properly brought before the Meeting or any adjournment(s) thereof, the persons named in the properly executed proxy cards will vote thereon in accordance with their judgment.

August 6, 2007

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration.  For example:

REGISTRATION                                                      VALID SIGNATURE

CORPORATE ACCOUNTS

(1) ABC Corp.                                                                               ABC Corp.

(2) ABC Corp.                                                                               John Doe, Treasurer

(3) ABC Corp.                                                                               John Doe

      c/o John Doe, Treasurer

(4) ABC Corp. Profit Sharing Plan                                             John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust                                                                               Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee                                                              Jane B. Doe

      u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust.                                                               John B. Smith

        f/b/o John B. Smith, Jr. UGMA

(2) John B. Smith                                                                          John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY

VOTE BY TELEPHONE:

Read the Prospectus/Proxy Statement and have your proxy card at hand.

Call the toll-free number indicated on your proxy card.

Enter the control number found on your proxy card.

Follow the simple recorded instructions.

VOTE BY INTERNET: Read the Prospectus/Proxy Statement and have your proxy card at hand. Go to the website indicated on your proxy card and follow the voting instructions.

The above methods of voting are generally available 24 hours a day.  Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about the proxy card, please call The Altman Group, our proxy solicitor, at 1.800.821.8781(toll free).

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

                        THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 22nd day of June, 2007, among Evergreen Fixed Income Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the “Acquiring Fund Trust”), with respect to its Evergreen Ultra Short Opportunities Fund series (the “Acquiring Fund”), and Evergreen Select Fixed Income Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the “Selling Fund Trust”), with respect to its Evergreen Limited Duration Fund series (the “Selling Fund”) and Evergreen Investment Management Company, LLC (“EIMC”), as to Article IX only.

This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A, Class B, Class C and Class I shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, on or after the Closing Date (as hereinafter defined), of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open‑end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and its shareholders and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

WHEREAS, the Trustees of the Selling Fund Trust have determined that the Selling Fund should exchange all of its assets and liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and its shareholders and that the interests of the Selling Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND LIABILITIES AND LIQUIDATION OF THE SELLING FUND

1.1        THE EXCHANGE.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to sell, assign, convey, transfer and deliver all of the Selling Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund.  The Acquiring Fund agrees in exchange therefore (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3.  Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2        ASSETS TO BE ACQUIRED.  The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables (whether accrued or contingent), that are owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Selling Fund’s assets as of the date thereof.  The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

The Selling Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the assets to be transferred pursuant to this Agreement and other properties and assets of the Selling Fund, whether accrued or contingent, received by it on or after the Closing Date.  Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Date (as hereinafter defined in paragraph 2.1), in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Selling Fund acquired by the Acquiring Fund.

1.3        LIABILITIES TO BE ASSUMED.  The Acquiring Fund shall assume all of the liabilities of the Selling Fund, whether absolute or contingent, accrued or unaccrued, known or unknown.  The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date.

1.4        LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund’s shareholders of record, determined as of the close of business on the Valuation Date (as hereinafter defined in paragraph 2.1) (the “Selling Fund Shareholders”), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below.  Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund.  The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5        OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)) which has been distributed to shareholders of the Selling Fund.

1.6        TRANSFER TAXES.  Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7        REPORTING RESPONSIBILITY.  Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

1.8        TERMINATION.  The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.  The value of the Selling Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquiring Fund Trust’s Agreement and Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2        VALUATION OF SHARES.  The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust’s Agreement and Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information.

2.3        SHARES TO BE ISSUED.  The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund’s assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective class of the Acquiring Fund determined in accordance with paragraph 2.2.  Holders of Class A, Class B, Class C, and Class Ishares of the Selling Fund will receive Class A, Class B, Class C, and Class Ishares, respectively, of the Acquiring Fund. Holders of Class IS shares of the Selling Fund will receive Class A shares of the Acquiring Fund.

2.4        DETERMINATION OF VALUE.  All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.  The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of the Acquiring Fund. No adjustment shall be made in the net asset value of either the Selling Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING DATE.  The closing of the Reorganization (the “Closing”) shall take place on or about October 13, 2007 or such other date as the parties may agree to in writing (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided.  The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

3.2        EFFECT OF SUSPENSION IN TRADING.  In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3        TRANSFER AGENT’S CERTIFICATE.  The Selling Fund will cause Evergreen Service Company, LLC, as transfer agent for the Selling Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  Evergreen Service Company, LLC, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund’s share transfer books of accounts in the names of the Selling Fund Shareholders.  The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, LLC to issue and deliver to the Secretary of the Selling Fund Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF THE SELLING FUND.  The Selling Fund represents and warrants to the Acquiring Fund as follows:

(a)        The Selling Fund is a separate investment series of the Selling Fund Trust, a Delaware statutory trust which has been duly formed and is validly existing, and in good standing under the laws of the State of Delaware, qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Selling Fund.  The Selling Fund Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement and has the trust power to carry out this Agreement, to own all of its properties and assets, and to carry on its business as presently conducted.

(b)        The Selling Fund Trust is registered as an investment company classified as a management company of the open‑end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect.

(c)        The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)        The Selling Fund Trust with respect to the Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Selling Fund Trust’s Agreement and Declaration of Trust or By‑Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund Trust with respect to the Selling Fund is a party or by which it or its assets are bound.

(e)        The Selling Fund Trust with respect to the Selling Fund has no material contracts or other commitments with respect to the Selling Fund (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof, or reflected in the Statement of Assets and Liabilities as provided in paragraph 7.2.  The Selling Fund Trust is not party to any outstanding material contracts with respect to the Selling Fund, other than as are disclosed in the Selling Fund’s registration statement on Form N-1A.

(f)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund Trust with respect to the Selling Fund or any of its properties or assets, which assert liability on the part of the Selling Fund Trust with respect to the Selling Fund.  Except as disclosed by the Selling Fund Trust to the Acquiring Fund, the Selling Fund Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business with respect to the Selling Fund or its ability to consummate the transactions contemplated herein.

(g)        The audited financial statements of the Selling Fund at June 30, 2006 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein, and the statements of operations and changes in net assets included therein fairly reflect the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles.  Prior to the Closing Date, the Selling Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to June 30, 2006, whether or not incurred in the ordinary course of business.

(h)        Since June 30, 2006 there has not been any material adverse change in the Selling Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund Trust with respect to the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.  For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

(i)         At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof.  At the Closing Date, Selling Fund will have adequately provided for any and all tax liabilities on its books.  To the best of the Selling Fund’s knowledge, no such return is currently under audit, no assessment has been asserted with respect to such returns.  Selling Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised.

(j)         For each fiscal year of its operation and through the Closing Date, the Selling Fund currently meets and has met at all times since its inception or will meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(k)        All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and, subject to Article IV of its governing instrument, non‑assessable by the Selling Fund.  All of the issued and outstanding shares of beneficial interest of the Selling Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Selling Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3.  The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

(l)         At the Closing Date, the Selling Fund Trust with respect to the Selling Fund will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions, liens or encumbrances on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(m)       The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund Trust and, subject to approval by the Selling Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)        The information furnished by the Selling Fund to the Acquiring Fund for use in no‑action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o)        The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the “Prospectus/Proxy Statement”), all of which was included in a Registration Statement on Form N-14 of the Acquiring Trust on behalf of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby.  As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement and the Registration Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Selling Fund Trust or the Selling Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund to the Selling Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(p)        No registration under the 1933 Act of any of the securities described in paragraph 1.2 would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Selling Fund, except as previously disclosed to the Acquiring Fund by the Selling Fund.

(q)        No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund Trust of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(r)        The books and records of the Selling Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Selling Fund.

(s)        At the Closing Date, the Selling Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Selling Fund pursuant to this Agreement, the Acquiring Fund will remain in compliance with such mandatory investment restrictions as are set forth in its registration statement on Form N-1A, as amended through the Closing Date.  Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any assets if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Selling Fund’s fiduciary duty to its shareholders.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND.  The Acquiring Fund represents and warrants to the Selling Fund as follows:

(a)        The Acquiring Fund is a separate investment series of the Acquiring Fund Trust, a Delaware statutory trust which has been duly formed and is validly existing and in good standing under the laws of the State of Delaware, qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund.  The Acquiring Fund Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement and has the trust power to carry out this agreement, to own all of its properties and assets, and to carry on its business as presently conducted.

(b)        The Acquiring Fund Trust is registered as an investment company classified as a management company of the open‑end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c)        The current prospectus, statement of additional information and registration statement on Form N-1A of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)        The Acquiring Fund Trust with respect to the Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust’s Agreement and Declaration of Trust or By‑Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund Trust with respect to the Acquiring Fund is a party or by which it is bound.

(e)        Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund Trust with respect to the Acquiring Fund or any of its properties or assets, which assert liability on the part of the Acquiring Fund Trust with respect to the Acquiring Fund.  Except as disclosed by the Acquiring Fund Trust to the Selling Fund, the Acquiring Fund Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business with respect to the Acquiring Fund or its ability to consummate the transactions contemplated herein.

(f)        The audited financial statements of the Acquiring Fund at June 30, 2006 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein, and that statements of operations and changes in net assets included therein fairly reflect the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles.

(g)        Since June 30, 2006 there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund Trust with respect to the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)        At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof.  At the Closing Date, Acquiring Fund will have adequately provided for any and all tax liabilities on its books.  To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, no assessment has been asserted with respect to such returns.  Acquiring Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised.

(i)         For each fiscal year of its operation and through the Closing Date, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(j)         All issued and outstanding Acquiring Fund Shares have been or will be offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), and are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and, subject to Article IV of its governing instrument, non‑assessable.  The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(k)        The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund Trust, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)         The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly, legally,  and validly issued shares of the Acquiring Fund, and will be fully paid and non‑assessable and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof, and will be in compliance with all applicable federal and state securities laws.

(m)       The information furnished by the Acquiring Fund to the Selling Fund for use in no‑action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(n)        As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement and the Registration Statement, insofar as it relates to the Acquiring Fund Trust or the Acquiring Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Selling Fund to the Acquiring Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund Trust of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

5.1        OPERATION IN ORDINARY COURSE.  The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

5.2        INVESTMENT REPRESENTATION.  The Selling Fund represents and warrants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.3        APPROVAL BY SHAREHOLDERS.  The Selling Fund Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.4        ADDITIONAL INFORMATION.  The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of shares of the Selling Fund.

5.5        FURTHER ACTION.  Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6        STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Selling Fund Trust’s President and Treasurer.

5.7        DISSOLUTION.  The Selling Fund agrees that the liquidation and dissolution of the Selling Fund will be effected in the manner provided in the Selling Fund Trust’s Agreement and Declaration of Trust in accordance with applicable law and that on and after the Closing Date, the Selling Fund shall not conduct any business except in connection with its liquidation and dissolution.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1        All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request, including that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to each of such dates.

6.2        The Selling Fund shall have received on the Closing Date an opinion from counsel to the Acquiring Fund Trust, Richards, Layton, & Finger PA and/or Ropes & Gray LLP, reasonably acceptable to the officers of the Selling Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

(a)        The Acquiring Fund has been duly established as a separate investment series of the Acquiring Fund Trust. The Acquiring Fund Trust is a Delaware statutory trust, duly formed and validly existing under the laws of the State of Delaware and has the requisite trust power to own all its properties and to carry on its business all as described in its governing instrument. The Acquiring Fund Trust has the trust power and authority to execute, deliver and perform its obligations under this Agreement;

(b)        the Acquiring Fund Shares to be delivered to the Selling Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, subject to Article IV of its governing instrument, non-assessable beneficial interests in the Acquiring Fund Trust with respect to the Acquiring Fund and, under its governing instrument no shareholder of the Acquiring Fund has any preemptive right or similar rights in respect thereof;

(c)        this Agreement has been duly authorized, executed and delivered by Acquiring Fund Trust on behalf of the Acquiring Fund and, assuming that the current prospectus of the Acquiring Fund, the Registration Statement and the Prospectus/Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Selling Fund Trust on behalf of the Selling Fund, is a valid and binding obligation of the Acquiring Fund Trust enforceable against the Acquiring Fund Trust in accordance with its terms;

(d)        the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Agreement and Declaration of Trust or By-Laws, any law, rule or regulation of the State of Delaware applicable to the Acquiring Fund Trust or any provision of any material agreement known to such counsel to which the Acquiring Fund Trust with respect to the Acquiring Fund is a party or by which it is bound;

(e)        no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; and

(f)        the Registration Statement has become effective under the 1933 Act, and to best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Ropes & Gray LLP or such other counsel appropriate to render the opinions expressed therein.

In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

6.3        That the Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Selling Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Selling Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

6.4        That all actions taken by Acquiring Fund Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Selling Fund and its counsel.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1        All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request, including that the Selling Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to each of such dates.

7.2        The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund’s assets and liabilities, with values determined as provided in Article II of this Agreement, together with a list of the Selling Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund Trust, together with any such other evidence as to such tax cost as the Acquiring  Fund may reasonably request.

7.3        The Acquiring Fund shall have received on the Closing Date an opinion from counsel to the Selling Fund Trust, Richards, Layton, & Finger PA and/or Ropes & Gray LLP, reasonably acceptable to the officers of the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

(a)        The Selling Fund has been duly established as a separate investment series of the Selling Fund Trust. The Selling Fund Trust is a Delaware statutory trust, duly formed and validly existing under the laws of the State of Delaware and has the requisite trust power to own all of its properties and to carry on its business all as described in its governing instrument. The Selling Fund Trust has the power and authority to execute, deliver and perform its obligations under this Agreement;

(b)        This Agreement has been duly authorized, executed and delivered by the Selling Fund Trust on behalf of the Selling Fund and, assuming that Selling Fund’s then current prospectus, the Registration Statement, and the Prospectus/Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Selling Fund Trust on behalf of the Selling Fund, is a valid and binding obligation of the Selling Fund Trust enforceable against the Selling Fund Trust in accordance with its terms;

(c)        The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Agreement and Declaration of Trust or By-Laws, any law, rule or regulation of the State of Delaware applicable to the Selling Fund Trust or any provision of any material agreement known to such counsel to which the Selling Fund Trust is a party or by which it is bound; and

(d)        to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund Trust on behalf of the Selling Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Ropes & Gray LLP or such other counsel appropriate to render the opinions expressed therein.

In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

7.4        That the Selling Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Selling Fund held or maintained by such custodian as of the Valuation Date.

7.5        That the Selling Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Selling Fund in the possession of such transfer agent as of the Closing Date, (ii) a certificate setting forth the number of shares of each class of the Selling Fund outstanding as of the Valuation Date, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

7.6        That all actions taken by the Selling Fund Trust on behalf of the Selling Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and its counsel.

7.7        That the assets of the Selling Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in its registration statement in effect on the Closing Date, may not properly acquire.  Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any assets if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Selling Fund’s fiduciary duty to its shareholders.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING

FUND AND THE SELLING FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, either party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1        This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with applicable law, the provisions of the Selling Fund Trust’s Agreement and Declaration of Trust, By-Laws, and the Prospectus/Proxy Statement and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

8.2        On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no‑action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued by the Commission and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund’s (i) net investment company taxable income (computed without regard to any deduction for dividends paid) and any net tax exempt income, each for all taxable periods ending on or prior to the Closing Date and (ii) all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

8.6        The parties shall have received a favorable opinion of Ropes & Gray LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that, although not free from doubt, for federal income tax purposes:

(a)        The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

(c)        No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund (other than with respect to transferred assets as to which gain or loss is required to be recognized at taxable year end) or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

(d)        No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

(e)        The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefore were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

(f)        The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

(g)        The Acquiring Fund will succeed to and take into account the items of the acquired fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

The opinion will be based on certain factual certifications made by officers of the Selling Fund and the Acquiring Fund and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent.  The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

8.7        The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

(a)        They are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b)        On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Pro Forma Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

(c)        On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by each Fund’s management, and were found to be mathematically correct; and

(d)        On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund’s management and were found to be mathematically correct.

8.8        Unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of theSelling Fund as ofthe Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

8.9        The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

(a)        They are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b)        They had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement, and making inquiries of appropriate officials of the Acquiring Fund Trust and of the Selling Fund Trust responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

(c)        On the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Pro Forma Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

(d)        On the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund’s management and were found to be mathematically correct.

            8.10      That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

                                                        ARTICLE IX

                                                                     EXPENSES

9.1        Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by EIMC or one of its affiliates.  Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction.  Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees, and each of the Selling Fund and Acquiring Fund will bear its own brokerage and other similar expenses in connection with the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1      The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2      The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1      This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund.  In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)        Of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

(b)        A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2      In the event of any such termination, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund Trust, or the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement to the extent provided in paragraph 9.1.

ARTICLE XII

AMENDMENTS

12.1      This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

12.2      Each of the Selling Fund and the Acquiring Fund, after consultation with counsel and by consent of the Trustees of the Selling Fund Trust, on behalf of the Selling Fund, or the Trustees of the Acquiring Fund Trust, on behalf of the Acquiring Fund, as the case may be, on its behalf or an officer authorized by such Trustees, may waive any condition to their respective obligations hereunder.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1      The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3      This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5      Each of the Acquiring Fund and the Selling Fund represents that there is no person who has dealt with it or either the Selling Fund Trust or the Acquiring Fund Trust who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

13.6      All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding an investigation made by them or on their behalf.

13.7.     This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto.

13.8      With respect to both the Selling Fund Trust and the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust.  The obligations of the Selling Fund Trust or of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Selling Fund Trust or the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

13.9      Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the Selling Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of the Selling Fund Trust or the Acquiring Fund Trust, and, for clarity, under no circumstances will any other series of the Selling Fund Trust or the Acquiring Fund Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

            IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

EVERGREEN FIXED INCOME TRUST WITH RESPECT TO EVERGREEN ULTRA SHORT OPPORTUNITIES FUND

By:       /s/ Maureen E. Towle

Name: Maureen E. Towle

Title:     Assistant Secretary

EVERGREEN SELECT FIXED INCOME TRUST WITH RESPECT TO EVERGREEN LIMITED DURATION FUND

By:         /s/ Maureen E. Towle

Name:  Maureen E. Towle

Title:     Assistant Secretary

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

Solely for the purposes of Article 9.1 of the Agreement,

By:       /s/ Christopher Conkey

Name:  Christopher Conkey

Title:     Chief Investment Officer

EVERGREEN LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended	Year Ended June 30,
	December 31, 2006
CLASS A	(unaudited)	2006	2005	2004	2003	2002 [1]

Net asset value, beginning of period	$10.03	$10.18	$10.22	$10.49	$10.45	$10.35

Income from investment operations
Net investment income (loss)	0.23	0.39	0.29 [2]	0.25	0.37	0.11
Net realized and unrealized gains or losses on investments	0.07	(0.16)	0.02	(0.22)	0.05	0.10 [3]

Total from investment operations	0.30	0.23	0.31	0.03	0.42	0.21

Distributions to shareholders from
Net investment income	(0.23)	(0.38)	(0.31)	(0.26)	(0.38)	(0.11)
Net realized gains	0	0	(0.04)	(0.04)	0	0

Total distributions to shareholders	(0.23)	(0.38)	(0.35)	(0.30)	(0.38)	(0.11)

Net asset value, end of period	$10.10	$10.03	$10.18	$10.22	$10.49	$10.45

Total return [4]	3.03%	2.26%	3.05%	0.34%	4.07%	2.02%

Ratios and supplemental data
Net assets, end of period (thousands)	$3,476	$3,693	$3,902	$6,054	$6,440	$1,195
Ratios to average net assets
Expenses including waivers/reimbursements but excluding
expense reductions	0.62% [5]	0.61%	0.60%	0.60%	0.51%	0.43% [5]
Expenses excluding waivers/reimbursements and expense
reductions	0.72% [5]	0.71%	0.70%	0.71%	0.57%	0.48% [5]
Net investment income (loss)	4.43% [5]	3.80%	2.86%	2.44%	3.30%	4.61% [5]
Portfolio turnover rate	44%	61%	103%	125%	147%	44%

[1]For the period from March 27, 2002 (commencement of class operations), to June 30, 2002.
[2]Net investment income (loss) per share is based on average shares outstanding during the period.
[3]The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.
[4]Excluding applicable sales charges
[5]Annualized

EVERGREEN LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended	Year Ended June 30,
	December 31, 2006
CLASS B	(unaudited)	2006	2005	2004	2003	2002 [1]

Net asset value, beginning of period	$10.03	$10.18	$10.22	$10.49	$10.45	$10.35

Income from investment operations
Net investment income (loss)	0.19	0.30 [2]	0.21 [2]	0.17	0.28	0.09
Net realized and unrealized gains or losses on investments	0.07	(0.15)	0.02	(0.22)	0.05	0.10 [3]

Total from investment operations	0.26	0.15	0.23	(0.05)	0.33	0.19

Distributions to shareholders from
Net investment income	(0.19)	(0.30)	(0.23)	(0.18)	(0.29)	(0.09)
Net realized gains	0	0	(0.04)	(0.04)	0	0

Total distributions to shareholders	(0.19)	(0.30)	(0.27)	(0.22)	(0.29)	(0.09)

Net asset value, end of period	$10.10	$10.03	$10.18	$10.22	$10.49	$10.45

Total return [4]	2.62%	1.46%	2.23%	(0.47%)	3.17%	1.82%

Ratios and supplemental data
Net assets, end of period (thousands)	$4,082	$4,495	$7,018	$8,423	$8,747	$ 479
Ratios to average net assets
Expenses including waivers/reimbursements but excluding
expense reductions	1.42% [5]	1.41%	1.40%	1.41%	1.40%	1.33% [5]
Expenses excluding waivers/reimbursements and expense
reductions	1.42% [5]	1.41%	1.40%	1.41%	1.40%	1.39% [5]
Net investment income (loss)	3.63% [5]	2.98%	2.08%	1.61%	2.39%	3.72% [5]
Portfolio turnover rate	44%	61%	103%	125%	147%	44%

[1]For the period from March 27, 2002 (commencement of class operations), to June 30, 2002.
[2]Net investment income (loss) per share is based on average shares outstanding during the period.
[3]The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.
[4]Excluding applicable sales charges
[5]Annualized

EVERGREEN LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended	Year Ended June 30,
	December 31, 2006
CLASS C	(unaudited)	2006	2005	2004	2003	2002 [1]

Net asset value, beginning of period	$10.03	$10.18	$ 10.22	$ 10.49	$ 10.45	$10.35

Income from investment operations
Net investment income (loss)	0.19 [2]	0.30 [2]	0.21 [2]	0.17	0.28	0.09
Net realized and unrealized gains or losses on investments	0.07	(0.15)	0.02	(0.22)	0.05	0.10 [3]

Total from investment operations	0.26	0.15	0.23	(0.05)	0.33	0.19

Distributions to shareholders from
Net investment income	(0.19)	(0.30)	(0.23)	(0.18)	(0.29)	(0.09)
Net realized gains	0	0	(0.04)	(0.04)	0	0

Total distributions to shareholders	(0.19)	(0.30)	(0.27)	(0.22)	(0.29)	(0.09)

Net asset value, end of period	$10.10	$10.03	$ 10.18	$ 10.22	$ 10.49	$10.45

Total return [4]	2.62%	1.46%	2.23%	(0.47%)	3.17%	1.82%

Ratios and supplemental data
Net assets, end of period (thousands)	$6,629	$7,758	$11,909	$19,121	$27,444	$2,272
Ratios to average net assets
Expenses including waivers/reimbursements but excluding
expense reductions	1.42% [5]	1.41%	1.40%	1.41%	1.40%	1.33% [5]
Expenses excluding waivers/reimbursements and expense
reductions	1.42% [5]	1.41%	1.40%	1.41%	1.40%	1.39% [5]
Net investment income (loss)	3.64% [5]	2.98%	2.06%	1.61%	2.39%	3.72% [5]
Portfolio turnover rate	44%	61%	103%	125%	147%	44%

[1]For the period from March 27, 2002 (commencement of class operations), to June 30, 2002.
[2]Net investment income (loss) per share is based on average shares outstanding during the period.
[3]The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.
[4]Excluding applicable sales charges
[5]Annualized

EVERGREEN LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended	Year Ended June 30,					Year Ended
	December 31, 2006						September 30,
CLASS I	(unaudited)	2006	2005	2004	2003	2002 [1]	2001

Net asset value, beginning of period	$ 10.03	$ 10.18	$ 10.22	$ 10.49	$ 10.45	$ 10.55	$ 10.18

Income from investment operations
Net investment income (loss)	0.24	0.40	0.32	0.27	0.37	0.49 [2]	0.62 [2]
Net realized and unrealized gains or losses on
investments	0.07	(0.15)	0.01	(0.22)	0.06	(0.20)	0.42

Total from investment operations	0.31	0.25	0.33	0.05	0.43	0.29	1.04

Distributions to shareholders from
Net investment income	(0.24)	(0.40)	(0.33)	(0.28)	(0.39)	(0.39)	(0.67)
Net realized gains	0	0	(0.04)	(0.04)	0	0	0

Total distributions to shareholders	(0.24)	(0.40)	(0.37)	(0.32)	(0.39)	(0.39)	(0.67)

Net asset value, end of period	$ 10.10	$ 10.03	$ 10.18	$ 10.22	$ 10.49	$ 10.45	$ 10.55

Total return	3.13%	2.48%	3.26%	0.53%	4.20%	2.82%	10.51%

Ratios and supplemental data
Net assets, end of period (thousands)	$270,930	$317,409	$371,364	$403,182	$445,835	$513,905	$331,219
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	0.42% [3]	0.41%	0.40%	0.41%	0.39%	0.33% [3]	0.27%
Expenses excluding waivers/reimbursements
and expense reductions	0.42% [3]	0.41%	0.40%	0.41%	0.39%	0.38% [3]	0.36%
Net investment income (loss)	4.62% [3]	4.00%	3.08%	2.61%	3.57%	4.71% [3]	6.06%
Portfolio turnover rate	44%	61%	103%	125%	147%	44%	116%

[1]For the nine months ended June 30, 2002. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 2002.
[2]Net investment income (loss) per share is based on average shares outstanding during the period.
[3]Annualized

EVERGREEN LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended	Year Ended June 30,					Year Ended
	December 31, 2006						September 30,
CLASS IS	(unaudited)	2006	2005	2004	2003	2002 [1]	2001

Net asset value, beginning of period	$10.03	$10.18	$ 10.22	$ 10.49	$ 10.45	$ 10.55	$ 10.18

Income from investment operations
Net investment income (loss)	0.22 [2]	0.37 [2]	0.29 [2]	0.25 [2]	0.35	0.47 [2]	0.59 [2]
Net realized and unrealized gains or losses on
investments	0.08	(0.15)	0.02	(0.22)	0.05	(0.20)	0.42

Total from investment operations	0.30	0.22	0.31	0.03	0.40	0.27	1.01

Distributions to shareholders from
Net investment income	(0.23)	(0.37)	(0.31)	(0.26)	(0.36)	(0.37)	(0.64)
Net realized gains	0	0	(0.04)	(0.04)	0	0	0

Total distributions to shareholders	(0.23)	(0.37)	(0.35)	(0.30)	(0.36)	(0.37)	(0.64)

Net asset value, end of period	$10.10	$10.03	$ 10.18	$ 10.22	$ 10.49	$ 10.45	$ 10.55

Total return	3.00%	2.22%	3.00%	0.27%	3.94%	2.63%	10.24%

Ratios and supplemental data
Net assets, end of period (thousands)	$4,651	$4,969	$13,452	$21,040	$36,522	$32,724	$29,418
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	0.67% [3]	0.66%	0.65%	0.66%	0.65%	0.57% [3]	0.52%
Expenses excluding waivers/reimbursements
and expense reductions	0.67% [3]	0.66%	0.65%	0.66%	0.65%	0.63% [3]	0.62%
Net investment income (loss)	4.39% [3]	3.66%	2.80%	2.36%	3.31%	4.47% [3]	5.76%
Portfolio turnover rate	44%	61%	103%	125%	147%	44%	116%

[1]For the nine months ended June 30, 2002. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 2002.
[2]Net investment income (loss) per share is based on average shares outstanding during the period.
[3]Annualized

See Notes to Financial Statements

EVERGREEN ULTRA SHORT OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended	Year Ended June 30,
	December 31, 2006
CLASS A	(unaudited)	2006	2005	2004	2003 [1]

Net asset value, beginning of period	$ 9.72	$ 9.93	$ 9.96	$ 10.05	$ 10.00

Income from investment operations
Net investment income (loss)	0.26	0.45	0.35	0.26	0.02
Net realized and unrealized gains or losses on investments	0.05	(0.19)	0.01	(0.03)	0.05

Total from investment operations	0.31	0.26	0.36	0.23	0.07

Distributions to shareholders from
Net investment income	(0.26)	(0.47)	(0.39)	(0.32)	(0.02)

Net asset value, end of period	$ 9.77	$ 9.72	$ 9.93	$ 9.96	$ 10.05

Total return [2]	3.23%	2.71%	3.73%	2.35%	0.75%

Ratios and supplemental data
Net assets, end of period (thousands)	$91,159	$94,787	$124,221	$104,999	$17,872
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions [3]	1.01% [4]	0.86%	0.77%	0.92%	0.32% [4]
Expenses excluding waivers/reimbursements and expense reductions [3]	1.08% [4]	0.90%	0.87%	0.98%	2.93% [4]
Expenses including waivers/reimbursements but excluding expense reductions
and interest and fee expense	0.79% [4]	0.81%	0.77%	0.92%	0.32% [4]
Interest and fee expense [5]	0.22% [4]	0.05%	0.00%	0.00%	0.00% [4]
Net investment income (loss)	5.25% [4]	4.57%	3.46%	2.58%	2.76% [4]
Portfolio turnover rate	31%	31%	25%	44%	0%

1 For the period from May 29, 2003 (commencement of class operations), to June 30, 2003.

2 Excluding applicable sales charges

3 The expense ratio includes interest and fee expense.

4 Annualized

5 Interest and fee expense ratio relates to interest and fees associated with leverage transactions .

EVERGREEN ULTRA SHORT OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended	Year Ended June 30,
	December 31, 2006
CLASS B	(unaudited)	2006	2005	2004	2003 [1]

Net asset value, beginning of period	$ 9.72	$ 9.93	$ 9.96	$ 10.05	$10.00

Income from investment operations
Net investment income (loss)	0.22	0.38	0.27 [2]	0.19 [2]	0.02
Net realized and unrealized gains or losses on investments	0.05	(0.19)	0.02	(0.03)	0.05

Total from investment operations	0.27	0.19	0.29	0.16	0.07

Distributions to shareholders from
Net investment income	(0.22)	(0.40)	(0.32)	(0.25)	(0.02)

Net asset value, end of period	$ 9.77	$ 9.72	$ 9.93	$ 9.96	$10.05

Total return [3]	2.85%	1.99%	3.01%	1.65%	0.70%

Ratios and supplemental data
Net assets, end of period (thousands)	$19,489	$19,633	$20,052	$16,029	$3,213
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions [4]	1.75% [5]	1.58%	1.47%	1.62%	1.12% [5]
Expenses excluding waivers/reimbursements and expense reductions [4]	1.78% [5]	1.61%	1.57%	1.68%	5.19% [5]
Expenses including waivers/reimbursements but excluding expense reductions
and interest and fee expense	1.53% [5]	1.53%	1.47%	1.62%	1.12% [5]
Interest and fee expense [6]	0.22% [5]	0.05%	0.00%	0.00%	0.00% [5]
Net investment income (loss)	4.54% [5]	3.88%	2.75%	1.90%	1.76% [5]
Portfolio turnover rate	31%	31%	25%	44%	0%

1 For the period from May 29, 2003 (commencement of class operations), to June 30, 2003.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Excluding applicable sales charges

4 The expense ratio includes interest and fee expense.

5 Annualized

6 Interest and fee expense ratio relates to interest and fees associated with leverage transactions .

EVERGREEN ULTRA SHORT OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended	Year Ended June 30,
	December 31, 2006
CLASS C	(unaudited)	2006	2005	2004	2003 [1]

Net asset value, beginning of period	$ 9.72	$ 9.93	$ 9.96	$ 10.05	$ 10.00

Income from investment operations
Net investment income (loss)	0.22	0.38	0.27	0.19 [2]	0.02
Net realized and unrealized gains or losses on investments	0.05	(0.19)	0.02	(0.03)	0.05

Total from investment operations	0.27	0.19	0.29	0.16	0.07

Distributions to shareholders from
Net investment income	(0.22)	(0.40)	(0.32)	(0.25)	(0.02)

Net asset value, end of period	$ 9.77	$ 9.72	$ 9.93	$ 9.96	$ 10.05

Total return [3]	2.85%	1.99%	3.01%	1.65%	0.70%

Ratios and supplemental data
Net assets, end of period (thousands)	$75,218	$82,184	$115,248	$135,412	$17,820
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions [4]	1.75% [5]	1.57%	1.47%	1.62%	1.02% [5]
Expenses excluding waivers/reimbursements and expense reductions [4]	1.78% [5]	1.60%	1.57%	1.68%	3.69% [5]
Expenses including waivers/reimbursements but excluding expense reductions
and interest and fee expense	1.53% [5]	1.52%	1.47%	1.62%	1.02% [5]
Interest and fee expense [6]	0.22% [5]	0.05%	0.00%	0.00%	0.00% [5]
Net investment income (loss)	4.54% [5]	3.86%	2.73%	1.88%	2.09% [5]
Portfolio turnover rate	31%	31%	25%	44%	0%

1 For the period from May 29, 2003 (commencement of class operations), to June 30, 2003.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Excluding applicable sales charges

4 The expense ratio includes interest and fee expense.

5 Annualized

6 Interest and fee expense ratio relates to interest and fees associated with leverage transactions .

EVERGREEN ULTRA SHORT OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended	Year Ended June 30,
	December31, 2006
CLASS I	(unaudited)	2006	2005	2004	2003 [1]

Net asset value, beginning of period	$ 9.72	$ 9.93	$ 9.96	$ 10.05	$ 10.00

Income from investment operations
Net investment income (loss)	0.27	0.48	0.38 [2]	0.29 [2]	0.03
Net realized and unrealized gains or losses on investments	0.05	(0.19)	0.01	(0.03)	0.05

Total from investment operations	0.32	0.29	0.39	0.26	0.08

Distributions to shareholders from
Net investment income	(0.27)	(0.50)	(0.42)	(0.35)	(0.03)

Net asset value, end of period	$ 9.77	$ 9.72	$ 9.93	$ 9.96	$ 10.05

Total return	3.37%	3.02%	4.05%	2.67%	0.77%

Ratios and supplemental data
Net assets, end of period (thousands)	$410,812	$474,373	$381,760	$215,930	$2,343
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions [3]	0.74% [4]	0.58%	0.47%	0.62%	0.07% [4]
Expenses excluding waivers/reimbursements and expense reductions [3]	0.77% [4]	0.61%	0.57%	0.68%	3.89% [4]
Expenses including waivers/reimbursements but excluding expense reductions
and interest and fee expense	0.53% [4]	0.53%	0.47%	0.62%	0.07% [4]
Interest and fee expense [5]	0.21% [4]	0.05%	0.00%	0.00%	0.00% [4]
Net investment income (loss)	5.53% [4]	4.90%	3.80%	2.91%	2.95% [4]
Portfolio turnover rate	31%	31%	25%	44%	0%

1 For the period from May 29, 2003 (commencement of class operations), to June 30, 2003.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 The expense ratio includes interest and fee expense.

4 Annualized

5 Interest and fee expense ratio relates to interest and fees associated with leverage transactions .